....


                       THE INVESTMENT COMPANY OF AMERICA

                                     Part B
                      Statement of Additional Information

                                 March 1, 2010

                         (as supplemented May 27, 2010)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of The Investment Company of
America (the "fund" or "ICA") dated March 1, 2010. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                       The Investment Company of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A      AIVSX        Class 529-A          CICAX    Class R-1          RICAX
Class B      AICBX        Class 529-B          CICBX    Class R-2          RICBX
Class C      AICCX        Class 529-C          CICCX    Class R-3          RICCX
Class F-1    AICFX        Class 529-E          CICEX    Class R-4          RICEX
Class F-2    ICAFX        Class 529-F-1        CICFX    Class R-5          RICFX
                                                        Class R-6          RICGX

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Investment portfolio
Financial statements

                  The Investment Company of America -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINE

..    The fund may only invest in securities included on its eligible list (does not apply to securities issued or guaranteed by the U.S. government).

DEBT SECURITIES

..    The fund's investments in straight debt securities (i.e., not convertible into equity) will generally consist of investment grade securities. The fund may, however, invest up to 5% of its assets in straight debt securities rated Ba1 or below by Moody's Investors Service and BB+ or below by Standard & Poor's Corporation or unrated but determined by the fund's investment adviser to be of equivalent quality.

INVESTING OUTSIDE THE U.S.

..    The fund may invest up to 15% of its assets in issuers domiciled outside the United States and not included in the Standard & Poor's 500 Composite
     Index. In determining the domicile of an issuer, the fund's investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

                  The Investment Company of America -- Page 2
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          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba1 or below by Moody's and/or BB+ or below by S&P or unrated but determined by the fund's investment adviser to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa (Moody's) and A or BBB (S&P) may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

                  The Investment Company of America -- Page 3
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     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated
conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer's debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

                  The Investment Company of America -- Page 4

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

OBLIGATIONS BACKED BY THE "FULL FAITH AND CREDIT" OF THE U.S. GOVERNMENT -- U.S.
government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S.
     government. Such agencies and entities include The Federal Financing Bank
     (FFB), the Government National Mortgage Association (Ginnie Mae), the
     Veterans Administration (VA), the Federal Housing Administration (FHA), the
     Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation
     (OPIC), the Commodity Credit Corporation (CCC) and the Small Business
     Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency.
Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

INVESTING OUTSIDE THE U.S. -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices;
changing local, regional and global economic, political and social conditions;
expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the

                  The Investment Company of America -- Page 5

markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund's investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company's securities are listed, where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                  The Investment Company of America -- Page 6
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CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation.

The fund's portfolio turnover rates for the fiscal years ended December 31, 2009 and 2008 were 28% and 31%, respectively. The portfolio turnover rate would equal
100% if each security in a fund's portfolio were replaced once per year. See
"Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                  The Investment Company of America -- Page 7

                                 FUND POLICIES

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund's investment adviser may apply more restrictive policies than those listed below.

FUNDAMENTAL POLICIES -- The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of
1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.   Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC,
SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

          a.  Borrow money;

          b.  Issue senior securities;

          c.  Underwrite the securities of other issuers;

          d.  Purchase or sell real estate or commodities;

          e.  Make loans; or

          f. Purchase the securities of any issuer if, as a result of such purchase, the fund's investments would be concentrated in any particular industry.

2.   The fund may not invest in companies for the purpose of exercising control or management.

NONFUNDAMENTAL POLICIES -- The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

                  The Investment Company of America -- Page 8

ADDITIONAL INFORMATION ABOUT FUNDAMENTAL POLICIES -- The information below is not part of the fund's fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lender for temporary purposes.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3%
of its total assets, except through the purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in the same industry, unless the fund has adopted a policy allowing for such investments.

                  The Investment Company of America -- Page 9
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                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

"INDEPENDENT" TRUSTEES/1/

 NAME, AGE AND                                                   NUMBER OF
 POSITION WITH FUND                                            PORTFOLIOS/3/
 (YEAR FIRST ELECTED              PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/2/)                 DURING PAST FIVE YEARS        BY TRUSTEE             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------
 Louise H. Bryson, 66          Chair of the Board of                 6         None
 Trustee (1999)                Trustees, J. Paul Getty
                               Trust; former President,
                               Distribution, Lifetime
                               Entertainment Network; former
                               Executive Vice President and
                               General Manager, Lifetime
                               Movie Network
-----------------------------------------------------------------------------------------------------------
 Mary Anne Dolan, 63           Founder and President, MAD            9         None
 Chairman of the Board         Ink (communications company)
 (Independent and
 Non-Executive) (2000)
-----------------------------------------------------------------------------------------------------------
 James G. Ellis, 63            Dean and Professor of                41         Quiksilver, Inc.
 Trustee (2008)                Marketing, Marshall School of
                               Business, University of
                               Southern California
-----------------------------------------------------------------------------------------------------------
 Martin Fenton, 74             Chairman of the Board, Senior        41         Capital Private Client
 Trustee (2000)                Resource Group LLC                              Services Funds
                               (development and management
                               of senior living communities)
-----------------------------------------------------------------------------------------------------------
 Leonard R. Fuller, 63         President and CEO, Fuller            41         None
 Trustee (2002)                Consulting (financial
                               management consulting firm)
-----------------------------------------------------------------------------------------------------------
 William D. Jones, 54          Real estate developer/ owner,         6         Sempra Energy;
 Trustee (2010)                President and CEO, CityLink                     SouthWest Water Company
                               Investment Corporation
                               (acquires, develops and
                               manages real estate ventures
                               in selected urban
                               communities) and City Scene
                               Management Company (provides
                               commercial asset and property
                               management services)
-----------------------------------------------------------------------------------------------------------

                  The Investment Company of America -- Page 10

 NAME, AGE AND                                                   NUMBER OF
 POSITION WITH FUND                                            PORTFOLIOS/3/
 (YEAR FIRST ELECTED              PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/2/)                 DURING PAST FIVE YEARS        BY TRUSTEE             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------
 L. Daniel Jorndt, 68          Retired; former Chairman of           3         None
 Trustee (2006)                the Board and CEO, Walgreen
                               Co. (drug store chain)
-----------------------------------------------------------------------------------------------------------
 William H. Kling,/5/,/6/      President and CEO, American           9         None
 68                            Public Media Group
 Trustee (2010)
-----------------------------------------------------------------------------------------------------------
 John G. McDonald, 73          Stanford Investors Professor,        12         iStar Financial, Inc.;
 Trustee (1976)                Graduate School of Business,                    Plum Creek Timber Co.;
                               Stanford University                             QuinStreet, Inc.;
                                                                               Scholastic Corporation
-----------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck, 65         Director and Programming              3         None
 Trustee (1993)                Chair, WYPR Baltimore/
                               Washington (public radio
                               station); Senior Adviser,
                               Financial News (London);
                               Senior Fellow, Institute for
                               International Economics;
                               former Senior Associate and
                               head of the Global Policy
                               Initiative, Reuters
                               Foundation
-----------------------------------------------------------------------------------------------------------
 Richard G. Newman,/7/ 75      Chairman of the Board, AECOM         13         Capital Private Client
 Trustee (1996)                Technology Corporation                          Services Funds;
                               (engineering, consulting and                    Sempra Energy;
                               professional technical                          SouthWest Water Company
                               services)
-----------------------------------------------------------------------------------------------------------
 Olin C. Robison, Ph.D., 74    Fellow, The Oxford Centre for         3         American Shared Hospital
 Trustee (1987)                the Study of Christianity and                   Services
                               Culture; Director, The Oxford
                               Project on Religion and
                               Public Policy; President
                               Emeritus of the Salzburg
                               Seminar; President Emeritus,
                               Middlebury College
-----------------------------------------------------------------------------------------------------------
 Steven B. Sample, Ph.D.,      President, University of              3         Intermec, Inc.
 69                            Southern California
 Trustee (2010)
-----------------------------------------------------------------------------------------------------------

                  The Investment Company of America -- Page 11

"INTERESTED" TRUSTEES/8/,/9/

                                   PRINCIPAL OCCUPATION(S)
                                   DURING PAST FIVE YEARS
 NAME, AGE AND                          AND POSITIONS              NUMBER OF
 POSITION WITH FUND             HELD WITH AFFILIATED ENTITIES    PORTFOLIOS/3/
 (YEAR FIRST ELECTED            OR THE PRINCIPAL UNDERWRITER       OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A TRUSTEE/OFFICER/2/)                OF THE FUND              BY TRUSTEE             BY TRUSTEE
-------------------------------------------------------------------------------------------------------------
 James B. Lovelace, 54         Senior Vice President - Capital        12         None
 Vice Chairman of the Board    Research Global Investors,
 (1994)                        Capital Research and Management
                               Company; Director, The Capital
                               Group Companies, Inc.*
-------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal, 49          Senior Vice President - Capital        18         None
 President (1994)              Research Global Investors,
                               Capital Research and Management
                               Company; Director, The Capital
                               Group Companies, Inc.*
-------------------------------------------------------------------------------------------------------------

OTHER OFFICERS/9/

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED          AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)             OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.,    Vice Chairman of the Board, Capital Research and
 61                     Management Company; Senior Vice President - Fixed
 Executive Vice         Income, Capital Research and Management Company
 President (2007)
-------------------------------------------------------------------------------
 Joyce E. Gordon, 53    Senior Vice President - Capital Research Global
 Senior Vice            Investors, Capital Research and Management Company;
 President (1998)       Director, Capital Research and Management Company
-------------------------------------------------------------------------------
 Christopher D.         Senior Vice President - Capital Research Global
 Buchbinder, 38         Investors, Capital Research Company*; Director, Capital
 Vice President         Research Company*
 (2010)
-------------------------------------------------------------------------------
 Anne M. Llewellyn,     Senior Vice President - Fund Business Management Group,
 62                     Capital Research and Management Company
 Vice President
 (1984)
-------------------------------------------------------------------------------
 William L. Robbins,    Senior Vice President - Capital Research Global
 41                     Investors, Capital Research Company*; Director and
 Vice President         Co-President, Capital Research Company*
 (2010)
-------------------------------------------------------------------------------
 Paul F. Roye, 56       Senior Vice President - Fund Business Management Group,
 Vice President         Capital Research and Management Company; Director,
 (2008)                 American Funds Service Company*; former Director,
                        Division of Investment Management, United States
                        Securities and Exchange Commission
-------------------------------------------------------------------------------
 Vincent P. Corti, 53   Vice President - Fund Business Management Group,
 Secretary (1994)       Capital Research and Management Company
-------------------------------------------------------------------------------

                  The Investment Company of America -- Page 12

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED          AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)             OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------
 Brian D. Bullard, 40   Senior Vice President - Fund Business Management Group,
 Treasurer (2008)       Capital Research and Management Company; former Chief
                        Accountant, Division of Investment Management, United
                        States Securities and Exchange Commission
-------------------------------------------------------------------------------
 Raymond F. Sullivan,   Vice President - Fund Business Management Group,
 Jr., 53                Capital Research and Management Company
 Assistant Secretary
 (2008)
-------------------------------------------------------------------------------

*  Company affiliated with Capital Research and Management Company.

1  The term "independent" trustee refers to a trustee who is not an "interested person" of the fund within the meaning of the 1940 Act.
2  Trustees and officers of the fund serve until earlier resignation, removal or retirement.
3  Funds managed by Capital Research and Management Company, including the
   American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
   which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
4  This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.
5  Gordon Crawford (Senior Vice President, Capital Research Global Investors,
   Capital Research and Management Company and Director, The Capital Group
   Companies, Inc.) has been a trustee of Southern California Public Radio, where
   Mr. Kling formerly served as a trustee and as Second Vice Chair during 2008 and
   2009.
6  Irwin Financial Corporation filed a petition for liquidation under Chapter 7 of the federal Bankruptcy Code on September 21, 2009. This action followed the issuance of consent orders by relevant federal and state banking authorities and the appointment of the Federal Deposit Insurance Corporation as receiver for Irwin Financial Corporation's two banking subsidiaries. Mr. Kling is a former director of Irwin Financial Corporation.
7  The investment adviser received architectural and space management services from a company which was a subsidiary of AECOM, Inc. from 1994 to 2008. The total fees relating to this engagement for 2008 represent less than 0.1% of
   AECOM, Inc.'s 2008 gross revenues.
8  "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
9  All of the officers listed, with the exception of Anne M. Llewellyn and
   Raymond F. Sullivan, Jr., are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                  The Investment Company of America -- Page 13

FUND SHARES OWNED BY TRUSTEE AS OF DECEMBER 31, 2009:

                                                                             AGGREGATE
                                                                              DOLLAR
                                                                            RANGE/1/ OF
                                                                            INDEPENDENT
                                          AGGREGATE                          TRUSTEES
                                       DOLLAR RANGE/1/      DOLLAR           DEFERRED
                                          OF SHARES       RANGE/1 /OF     COMPENSATION/2/
                                          OWNED IN        INDEPENDENT      ALLOCATED TO
                                          ALL FUNDS        TRUSTEES          ALL FUNDS
                                           IN THE          DEFERRED           WITHIN
                      DOLLAR RANGE/1/  AMERICAN FUNDS   COMPENSATION/2/   AMERICAN FUNDS
                          OF FUND      FAMILY OVERSEEN     ALLOCATED      FAMILY OVERSEEN
        NAME           SHARES OWNED      BY TRUSTEE         TO FUND         BY TRUSTEE
------------------------------------------------------------------------------------------
 "INDEPENDENT" TRUSTEES
------------------------------------------------------------------------------------------
 Louise H. Bryson      Over $100,000    Over $100,000    Over $100,000     Over $100,000
------------------------------------------------------------------------------------------
 Mary Anne Dolan         $50,001 -      Over $100,000         N/A               N/A
                         $100,000
------------------------------------------------------------------------------------------
 James G. Ellis          $10,001 -      Over $100,000         N/A               N/A
                          $50,000
------------------------------------------------------------------------------------------
 Martin Fenton         Over $100,000    Over $100,000    Over $100,000     Over $100,000
------------------------------------------------------------------------------------------
 Leonard R. Fuller       $10,001 -        $50,001 -      Over $100,000     Over $100,000
                          $50,000         $100,000
------------------------------------------------------------------------------------------
 William D.                None         Over $100,000         N/A          Over $100,000
 Jones/3/
------------------------------------------------------------------------------------------
 L. Daniel Jorndt      Over $100,000    Over $100,000         N/A               N/A
------------------------------------------------------------------------------------------
 William H.              $50,001 -      Over $100,000         N/A               N/A
 Kling/3/                $100,000
------------------------------------------------------------------------------------------
 John G. McDonald        $50,001 -      Over $100,000         N/A               N/A
                         $100,000
------------------------------------------------------------------------------------------
 Bailey Morris-Eck       $50,001 -      Over $100,000         N/A          Over $100,000
                         $100,000
------------------------------------------------------------------------------------------
 Richard G. Newman     Over $100,000    Over $100,000         N/A               N/A
------------------------------------------------------------------------------------------
 Olin C. Robison       Over $100,000    Over $100,000    Over $100,000     Over $100,000
------------------------------------------------------------------------------------------
 Steven B.                 None         Over $100,000         N/A               N/A
 Sample/3/
------------------------------------------------------------------------------------------

                  The Investment Company of America -- Page 14

                                                          AGGREGATE
                                                       DOLLAR RANGE/1/
                                                          OF SHARES
                                                           OWNED IN
                                                          ALL FUNDS
                                                            IN THE
                          DOLLAR RANGE/1/               AMERICAN FUNDS
                              OF FUND                  FAMILY OVERSEEN
       NAME                 SHARES OWNED                  BY TRUSTEE
-----------------------------------------------------------------------------
 "INTERESTED" TRUSTEES
-----------------------------------------------------------------------------
 James B. Lovelace         Over $100,000                Over $100,000
-----------------------------------------------------------------------------
 Donald D. O'Neal          Over $100,000                Over $100,000
-----------------------------------------------------------------------------

1  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
   $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group
   Companies, Inc. retirement plan and 401(k) plan.
2  Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.
3  Messrs. Jones, Kling and Sample were newly elected to the board effective
   January 1, 2010.

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent trustee an annual fee, which ranges from $13,125 to $25,000, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

                  The Investment Company of America -- Page 15

TRUSTEE COMPENSATION EARNED DURING THE FISCAL YEAR ENDED DECEMBER 31, 2009

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
 NAME                         FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Louise H. Bryson/3/             $104,334                      $206,500
------------------------------------------------------------------------------------------
 Mary Anne Dolan                   98,500                       317,500
------------------------------------------------------------------------------------------
 James G. Ellis                    97,048                       222,278
------------------------------------------------------------------------------------------
 Martin Fenton/3/                 106,605                       422,629
------------------------------------------------------------------------------------------
 Leonard R. Fuller/3/             108,547                       354,152
------------------------------------------------------------------------------------------
 William D. Jones/4/                 None                       216,000
------------------------------------------------------------------------------------------
 L. Daniel Jorndt/3/              115,500                       115,500
------------------------------------------------------------------------------------------
 William H. Kling/4/               10,000/5/                    333,896
------------------------------------------------------------------------------------------
 John G. McDonald/3/              101,834                       400,250
------------------------------------------------------------------------------------------
 Bailey Morris-Eck                100,334                       198,500
------------------------------------------------------------------------------------------
 Richard G. Newman                133,355                       278,169
------------------------------------------------------------------------------------------
 Olin C. Robison/3/               108,334                       206,500
------------------------------------------------------------------------------------------
 Steven B. Sample/4/                 None                       115,500
------------------------------------------------------------------------------------------

1  Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2009 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2  Funds managed by Capital Research and Management Company, including the
   American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
   which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
3  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2009 fiscal year for participating trustees is as follows: Louise H. Bryson
   ($910,401), Martin Fenton ($411,888), Leonard R. Fuller ($44,642), L. Daniel
   Jorndt ($379,915), John G. McDonald ($1,988,098) and Olin C. Robison
   ($946,330). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.
4  Messrs. Jones, Kling and Sample were newly elected to the board effective
   January 1, 2010.
5  Mr. Kling served on the fund's advisory board through December 31, 2009.

As of May 1, 2010, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF TRUSTEES -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on August 28, 1933 and was reorganized as a Delaware statutory trust on March 1, 2010. All fund operations are supervised by the fund's board of trustees which meets periodically and performs duties required by applicable state and federal laws.

                  The Investment Company of America -- Page 16

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to the fund's Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund's declaration of trust and by-laws as well as separate indemnification agreements that the fund has entered into with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

REMOVAL OF TRUSTEES BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

COMMITTEES OF THE BOARD OF TRUSTEES -- The fund has an audit committee comprised of Mary Anne Dolan, James G. Ellis, Leonard R. Fuller, William D. Jones, L.
Daniel Jorndt, John G. McDonald, Richard G. Newman and Steven B. Sample, none of whom is an "interested person" of the fund within the meaning of the 1940 Act.
The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls

                  The Investment Company of America -- Page 17

and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of trustees. Five audit committee meetings were held during the 2009 fiscal year.

The fund has a contracts committee comprised of Louise H. Bryson, Mary Anne
Dolan, James G. Ellis, Martin Fenton, Leonard R. Fuller, William D. Jones, L.
Daniel Jorndt, William H. Kling, John G. McDonald, Bailey Morris-Eck, Richard G.
Newman, Olin C. Robison and Steven B. Sample, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the
Investment Advisory and Service Agreement, Principal Underwriting Agreement,
Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters.
One contracts committee meeting was held during the 2009 fiscal year.

The fund has a nominating and governance committee comprised of Louise H. Bryson,
Martin Fenton, William H. Kling, Bailey Morris-Eck and Olin C. Robison, none of whom is an "interested person" of the fund within the meaning of the 1940 Act.
The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee and advisory board member candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.
Two nominating and governance committee meetings were held during the 2009 fiscal year.

                  The Investment Company of America -- Page 18

ADVISORY BOARD MEMBERS

The board of trustees has established an advisory board whose members are, in the judgment of the trustees, highly knowledgeable about world political and economic matters. In addition to holding meetings with the board of trustees, members of the advisory board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to world trade and business conditions. Members of the advisory board, however, possess no authority or responsibility with respect to the fund's investments or management. The chart below sets out additional information about the advisory board members.

                                                                   NUMBER OF BOARDS/1/
                                                                     WITHIN THE FUND              OTHER
 NAME AND AGE                       PRINCIPAL OCCUPATION(S)         COMPLEX ON WHICH         DIRECTORSHIPS/2/
 (YEAR FIRST ELECTED)                DURING PAST FIVE YEARS           MEMBER SERVES                HELD
------------------------------------------------------------------------------------------------------------------
 Thomas M. Crosby, Jr., 71      Attorney (self-employed); former            1            None
 (1995)                         Partner, Faegre & Benson (law
                                firm)
------------------------------------------------------------------------------------------------------------------
 Daniel R. Fung, 56             Chairman of the Board, Des Voeux            1            Guangdong Investment
 (2008)                         Chambers (law firm)                                      Limited
------------------------------------------------------------------------------------------------------------------
 Ellen H. Goldberg, Ph.D.,      Consultant; Interim President,              1            None
 65                             Santa Fe Institute (former
 (1998)                         President); Professor Emeritus,
                                University of New Mexico
------------------------------------------------------------------------------------------------------------------
 Claudio X. Gonzalez            Chairman of the Board,                      1            Grupo Alfa, S.A. de C.V.;
 Laporte, 76                    Kimberly-Clark de Mexico, S.A.                           Grupo Carso, S.A. de
 (2010)                         (household products)                                     C.V.;
                                                                                         Grupo Financiero Inbursa;
                                                                                         Grupo Industrial
                                                                                         Saltillo, S.A. de C.V.;
                                                                                         Grupo Mexico, S.A. de
                                                                                         C.V.;
                                                                                         Grupo Televisa, S.A.B;
                                                                                         The Mexico Fund
------------------------------------------------------------------------------------------------------------------
 John C. Mazziotta, M.D.,       Chair, Department of Neurology,             1            None
 Ph.D., 61                      University of California at Los
 (2007)                         Angeles; Associate Director,
                                Semel Institute, UCLA; Director,
                                Brain Mapping Center, UCLA
------------------------------------------------------------------------------------------------------------------

                  The Investment Company of America -- Page 19

                                                                   NUMBER OF BOARDS/1/
                                                                     WITHIN THE FUND              OTHER
 NAME AND AGE                       PRINCIPAL OCCUPATION(S)         COMPLEX ON WHICH         DIRECTORSHIPS/2/
 (YEAR FIRST ELECTED)                DURING PAST FIVE YEARS           MEMBER SERVES                HELD
------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill, Ph.D.,      Member of the Board of                      4            None
 73                             Directors, The Lowy Institute
 (1988)                         for International Policy
                                Studies, Sydney, Australia;
                                Chairman, Academic Advisory
                                Committee, United States Studies
                                Centre, University of Sydney,
                                Australia; Chairman of
                                Directors, Forty Seven
                                FriendsPty Ltd (a not-for-profit
                                supporting a local art and craft
                                center in Australia); former
                                Planning Director and acting
                                CEO, United States Studies
                                Centre, University of Sydney,
                                Australia; former Deputy
                                Chairman of the Council and
                                Chairman of the International
                                Advisory Panel, Graduate School
                                of Government, University of
                                Sydney, Australia; former
                                Chairman of the Council,
                                Australian Strategic Policy
                                Institute; former Chichele
                                Professor of the History of War
                                and Fellow, All Souls College,
                                University of Oxford; former
                                Chairman of the Council,
                                International Institute for
                                Strategic Studies
------------------------------------------------------------------------------------------------------------------

1  Funds managed by Capital Research and Management Company, including the
   American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
   which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations. Includes advisory board and, where applicable, director/trustee service.
2  This includes all directorships (other than those of the American Funds or other funds managed by Capital Research and Management Company) that are held by each advisory board member as a director of a public company or a registered investment company.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

ADVISORY BOARD MEMBER COMPENSATION -- The fund pays fees of $10,000 per annum to advisory board members who are not affiliated with the investment adviser.

No pension or retirement benefits are accrued as part of fund expenses. The advisory board members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the advisory board members who are not affiliated with the fund.

                  The Investment Company of America -- Page 20

ADVISORY BOARD MEMBER COMPENSATION EARNED DURING THE FISCAL YEAR ENDED DECEMBER 31, 2009

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Thomas M. Crosby,              $ 10,000                          $ 10,000
 Jr.
------------------------------------------------------------------------------------------
 Daniel R. Fung                   10,000                            10,000
------------------------------------------------------------------------------------------
 Ellen H. Goldberg                10,000                            10,000
------------------------------------------------------------------------------------------
 Claudio X. Gonzalez             106,500                           106,500
 Laporte/3/
------------------------------------------------------------------------------------------
 John C. Mazziotta                10,000                            10,000
------------------------------------------------------------------------------------------
 Robert J. O'Neill                10,000                           133,500
------------------------------------------------------------------------------------------

1  Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the advisory board member. Compensation for the fiscal year ended December 31, 2009 does not include earnings on amounts deferred in previous years.
2  Funds managed by Capital Research and Management Company, including the
   American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
   which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.
3  Mr. Gonzalez Laporte was elected to the advisory board effective January 1,
   2010. Previous to this election he served as a trustee of the fund.

PROXY VOTING PROCEDURES AND PRINCIPLES -- The fund's investment adviser, in consultation with the fund's board, has adopted Proxy Voting Procedures and
Principles (the "Principles") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and American Funds Insurance
Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds' boards monitor the proxy voting process and provide guidance with respect to the Principles.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division's investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

                  The Investment Company of America -- Page 21

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American
Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

     GOVERNANCE PROVISIONS -- Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting typically are not supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation

                  The Investment Company of America -- Page 22

     packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on May 1, 2010. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

            NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------
 Edward D. Jones & Co.                      Record      Class A        20.82%
 Omnibus Account                                        Class B        12.96
 Maryland Heights, MO                                   Class F-1      16.61
-------------------------------------------------------------------------------
 First Clearing, LLC                        Record      Class A         7.87
 Custody Account                                        Class B         8.08
 St. Louis, MO                                          Class C        11.69
                                                        Class F-1      13.32
-------------------------------------------------------------------------------
 Pershing, LLC                              Record      Class B         6.86
 Jersey City, NJ                                        Class C         5.74
                                                        Class F-1      11.36
                                                        Class F-2       6.69
-------------------------------------------------------------------------------
 Merrill Lynch                              Record      Class C        13.43
 Omnibus Account                                        Class F-2      17.64
 Jacksonville, FL
-------------------------------------------------------------------------------
 Citigroup Global Markets, Inc.             Record      Class C        11.75
 Omnibus Account                                        Class F-1       5.43
 New York, NY
-------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                 Record      Class F-1       5.36
 Custody Account                                        Class F-2       6.42
 San Francisco, CA
-------------------------------------------------------------------------------
 NFS, LLC FEBO                              Record      Class F-2       6.69
 US Bank National Association               Beneficial
 Milwaukee, WI
-------------------------------------------------------------------------------
 Capital Guardian Trust Company             Record      Class F-2       5.21
 Capital Group Private Client Services      Beneficial
 Account
 Los Angeles, CA
-------------------------------------------------------------------------------
 Hartford Life Insurance Co. Separate       Record      Class R-1      43.43
 Account                                    Beneficial  Class R-3      12.73
 401K Plan
 Hartford, CT
-------------------------------------------------------------------------------
 Principal Financial Group                  Record      Class R-1       5.53
 Omnibus Account
 Des Moines, IA
-------------------------------------------------------------------------------

                  The Investment Company of America -- Page 23

            NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------
 Lincoln Life Insurance Company             Record      Class R-4      24.82
 Omnibus Account
 Fort Wayne, IN
-------------------------------------------------------------------------------
 John Hancock Life Insurance Co. USA        Record      Class R-5      22.09
 Omnibus Account
 Boston, MA
-------------------------------------------------------------------------------
 Mac & Co.                                  Record      Class R-5       9.79
 Retirement Plan                            Beneficial
 Pittsburgh, PA
-------------------------------------------------------------------------------
 Oak Ridge                                  Record      Class R-5       7.68
 401K Plan                                  Beneficial
 Phoenix, AZ
-------------------------------------------------------------------------------
 NFS, LLC FEBO                              Record      Class R-5       7.66
 401K Plans                                 Beneficial
 Covington, KY
-------------------------------------------------------------------------------
 Edward D. Jones & Co.                      Record      Class R-5       7.10
 Retirement Plan                            Beneficial
 Norwood, MA
-------------------------------------------------------------------------------
 Hanford Operations & Engineering           Record      Class R-5       6.67
 Retirement Plan                            Beneficial
 Valley Forge, PA
-------------------------------------------------------------------------------
 Lockheed Martin Corporation                Record      Class R-6      56.54
 Retirement Plan                            Beneficial
 Quincy, MA
-------------------------------------------------------------------------------
 Mercer Trust Company                       Record      Class R-6      10.63
 Abbott Laboratories
 Retirement Plan                            Beneficial
 Norwood, MA
-------------------------------------------------------------------------------

UNLESS OTHERWISE NOTED, REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION
TO CLASS F SHARES, CLASS R SHARES OR CLASS 529 SHARES REFER TO BOTH F SHARE
CLASSES, ALL R SHARE CLASSES OR ALL 529 SHARE CLASSES, RESPECTIVELY.

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors make investment decisions on an independent basis.

                  The Investment Company of America -- Page 24

Rather than remain as investment divisions, Capital World Investors and Capital
Research Global Investors may be incorporated into wholly owned subsidiaries of
Capital Research and Management Company. In that event, Capital Research and
Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital
Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund's board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund's shareholders approved this arrangement at a meeting of the fund's shareholders on November 24, 2009. There is no assurance that Capital
Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts' contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund's portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: S&P 500, the securities that are eligible to be purchased by the fund and Lipper Growth & Income Funds
Index.

                  The Investment Company of America -- Page 25

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF DECEMBER 31, 2009:

                                             NUMBER             NUMBER
                                            OF OTHER           OF OTHER          NUMBER
                                           REGISTERED           POOLED          OF OTHER
                                           INVESTMENT         INVESTMENT        ACCOUNTS
                                        COMPANIES (RICS)   VEHICLES (PIVS)      FOR WHICH
                                            FOR WHICH         FOR WHICH         PORTFOLIO
                                            PORTFOLIO         PORTFOLIO         COUNSELOR
                        DOLLAR RANGE        COUNSELOR         COUNSELOR       IS A MANAGER
                          OF FUND         IS A MANAGER       IS A MANAGER      (ASSETS OF
     PORTFOLIO             SHARES        (ASSETS OF RICS   (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR            OWNED/1/       IN BILLIONS)/2/   IN BILLIONS)/3/   IN BILLIONS)/4/
----------------------------------------------------------------------------------------------
 James B . Lovelace      $100,001 -        4      $201.6         None              None
                          $500,000
-----------------------------------------------------------------------------------------------
 Donald D. O'Neal           Over           2      $256.3      1      $0.10         None
                         $1,000,000
-----------------------------------------------------------------------------------------------
 Joyce E. Gordon            Over           4      $183.5         None              None
                         $1,000,000
-----------------------------------------------------------------------------------------------
 William L. Robbins      $100,001 -        1      $ 15.8         None              None
                          $500,000
-----------------------------------------------------------------------------------------------
 C. Ross                 $100,001 -        2      $120.0      1      $0.10         None
 Sappenfield              $500,000
-----------------------------------------------------------------------------------------------
 R. Michael                 Over           2      $ 35.7         None              None
 Shanahan                $1,000,000
-----------------------------------------------------------------------------------------------

1  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
   $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
   $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.
   No fund has an advisory fee that is based on the performance of the fund.
3  Represents funds advised or sub-advised by Capital Research and Management
   Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital
   Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until March 31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement

                  The Investment Company of America -- Page 26

provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund's board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent trustees and members of the advisory board; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

As compensation for its services, the investment adviser receives a monthly fee that is based on daily net asset levels, calculated at the annual rate of 0.39%
on the first $1 billion of net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus
0.276% on net assets over $3 billion to $5 billion, plus 0.258% on net assets over $5 billion to $8 billion, plus 0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.234%
on net assets over $21 billion to $34 billion, plus 0.231% on net assets over
$34 billion to $44 billion, plus 0.228% on net assets over $44 billion to $55 billion, plus 0.225% on net assets over $55 billion to $71 billion, plus 0.222%
on net assets over $71 billion to $89 billion, plus 0.219% on net assets in excess of $89 billion.

For the fiscal years ended December 31, 2009, 2008 and 2007, the investment adviser's management fee was based on prior month end assets calculated at the annualized rates set forth above, and the investment adviser was entitled to receive from the fund management fees of $131,908,000, $172,589,000 and
$215,810,000, respectively. After giving effect to the management fee waiver described below, the fund paid the investment adviser management fees of
$155,330,000 (a reduction of $17,259,000) and $194,229,000 (a reduction of
$21,581,000) for the fiscal years ended December 31, 2008 and 2007, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January
1, 2009.

                  The Investment Company of America -- Page 27

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until March
31, 2011, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company,/(R)/ the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 and R-6 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and
0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and 529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder
Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

                  The Investment Company of America -- Page 28

During the 2009 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------
               CLASS C                               $3,468,000
------------------------------------------------------------------------------
              CLASS F-1                               1,628,000
------------------------------------------------------------------------------
              CLASS F-2                                 359,000
------------------------------------------------------------------------------
             CLASS 529-A                              1,314,000
------------------------------------------------------------------------------
             CLASS 529-B                                266,000
------------------------------------------------------------------------------
             CLASS 529-C                                397,000
------------------------------------------------------------------------------
             CLASS 529-E                                 57,000
------------------------------------------------------------------------------
            CLASS 529-F-1                                23,000
------------------------------------------------------------------------------
              CLASS R-1                                  92,000
------------------------------------------------------------------------------
              CLASS R-2                               2,554,000
------------------------------------------------------------------------------
              CLASS R-3                               1,408,000
------------------------------------------------------------------------------
              CLASS R-4                                 787,000
------------------------------------------------------------------------------
              CLASS R-5                               1,782,000
------------------------------------------------------------------------------
             CLASS R-6*                                 139,000
------------------------------------------------------------------------------

* Class R-6 was first offered for sale on May 1, 2009.

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds
Distributors,/(R)/ Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333
South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA
92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing
Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

     .    For Class B and 529-B shares sold prior to April 21, 2009, the
          Principal Underwriter sold its rights to the 0.75%
          distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The
          Principal Underwriter compensated investment dealers for sales of
          Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

                  The Investment Company of America -- Page 29

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and
529-B shares prior to April 21, 2009. The fund also reimburses the Principal
Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4
shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2009            $ 9,869,000         $45,725,000
                                                  2008             14,486,000          65,539,000
                                                  2007             19,516,000          87,565,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2009                217,000           1,090,000
                                                  2008                307,000           5,246,000
                                                  2007              1,265,000           7,808,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2009                297,000           1,727,000
                                                  2008                557,000           2,590,000
                                                  2007                934,000           3,881,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2009                753,000           3,697,000
                                                  2008                952,000           4,547,000
                                                  2007              1,209,000           5,764,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2009                 33,000             148,000
                                                  2008                 43,000             685,000
                                                  2007                125,000             833,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2009                     --             382,000
                                                  2008                 34,000             466,000
                                                  2007                  9,000             639,000
-----------------------------------------------------------------------------------------------------

                  The Investment Company of America -- Page 30

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.25% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal
     Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     OTHER SHARE CLASSES (CLASS C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                  The Investment Company of America -- Page 31

                                                                        TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
----------------------------------------------------------------------------------
          Class C                           0.25%        0.75%          1.00%
----------------------------------------------------------------------------------
          Class 529-C                       0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class F-1                         0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-F-1                     0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-E                       0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-1                         0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class R-2                         0.25         0.50           1.00
----------------------------------------------------------------------------------
          Class R-3                         0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-4                         0.25           --           0.50
----------------------------------------------------------------------------------

     1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.
     2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2009 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $101,925,000                $9,358,000
------------------------------------------------------------------------------
        CLASS B                   19,987,000                 1,753,000
------------------------------------------------------------------------------
        CLASS C                   19,849,000                 1,952,000
------------------------------------------------------------------------------
       CLASS F-1                   2,499,000                   324,000
------------------------------------------------------------------------------
      CLASS 529-A                  2,089,000                   203,000
------------------------------------------------------------------------------
      CLASS 529-B                  1,765,000                   177,000
------------------------------------------------------------------------------
      CLASS 529-C                  2,694,000                   318,000
------------------------------------------------------------------------------
      CLASS 529-E                    211,000                    22,000
------------------------------------------------------------------------------
     CLASS 529-F-1                        --                        --
------------------------------------------------------------------------------
       CLASS R-1                     527,000                    62,000
------------------------------------------------------------------------------
       CLASS R-2                   3,867,000                   409,000
------------------------------------------------------------------------------
       CLASS R-3                   3,197,000                   342,000
------------------------------------------------------------------------------
       CLASS R-4                   1,301,000                   135,000
------------------------------------------------------------------------------

                  The Investment Company of America -- Page 32

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

FEE TO VIRGINIA COLLEGE SAVINGS PLAN -- With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of
0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion,
0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the
American Funds for the last month of the prior calendar quarter.

                  The Investment Company of America -- Page 33

OTHER COMPENSATION TO DEALERS -- As of July 2009, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     AIG Advisors Group
              Advantage Capital Corporation
              American General Securities Incorporated
              FSC Securities Corporation
              Royal Alliance Associates, Inc.
              SagePoint Financial, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK / Janney Montgomery Group
              Hornor, Townsend & Kent, Inc.
              Janney Montgomery Scott LLC
     ING Advisors Network Inc.
              Bancnorth Investment Group, Inc.
              Financial Network Investment Corporation
              Guaranty Brokerage Services, Inc.
              ING Financial Partners, Inc.
              Multi-Financial Securities Corporation
              Primevest Financial Services, Inc.
     Intersecurities / Transamerica
              InterSecurities, Inc.
              Transamerica Financial Advisors, Inc.
     J. J. B. Hilliard, W. L. Lyons, LLC
     JJB Hilliard/PNC Bank
              PNC Bank, National Association
              PNC Investments LLC
     Lincoln Financial Advisors Corporation
     Lincoln Financial Securities Corporation
     LPL Group
              Associated Securities Corp.
              LPL Financial Corporation
              Mutual Service Corporation
              Uvest Investment Services
              Waterstone Financial Group, Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
              Metlife Securities Inc.
              New England Securities
              Tower Square Securities, Inc.
              Walnut Street Securities, Inc.
     MML Investors Services, Inc.

                  The Investment Company of America -- Page 34

     Morgan Keegan & Company, Inc.
     Morgan Stanley Smith Barney LLC
     National Planning Holdings Inc.
              Invest Financial Corporation
              Investment Centers of America, Inc.
              National Planning Corporation
              SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Park Avenue Securities LLC
     PFS Investments Inc.
     Raymond James Group
              Raymond James & Associates, Inc.
              Raymond James Financial Services Inc.
     RBC Capital Markets Corporation
     Robert W. Baird & Co. Incorporated
     Securian / C.R.I.
              CRI Securities, LLC
              Securian Financial Services, Inc.
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Wells Fargo Network
              A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
              First Clearing LLC
              H.D. Vest Investment Securities, Inc.
              Wells Fargo Advisors Financial Network, LLC
              Wells Fargo Advisors Investment Services Group
              Wells Fargo Advisors Latin American Channel
              Wells Fargo Advisors Private Client Group
           Wells Fargo Investments, LLC

                  The Investment Company of America -- Page 35

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of

                  The Investment Company of America -- Page 36

brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities
Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner

                  The Investment Company of America -- Page 37

among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended
December 31, 2009, 2008 and 2007 amounted to $22,608,000, $35,314,000 and
$27,273,000, respectively. The volume of trading activity decreased during the year, resulting in a decrease in brokerage commissions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets Inc. and State Street Bank &
Trust Company. As of the fund's most recent fiscal year-end, the fund held equity securities of Citigroup Inc. in the amount of $208,479,000 and State
Street Corp. in the amount of $73,108,000. The fund held debt securities of
Citigroup Inc. in the amount of $10,095,000.

                  The Investment Company of America -- Page 38

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the "Code of Ethics" section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements)
or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

                  The Investment Company of America -- Page 39

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                  The Investment Company of America -- Page 40

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the
Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent's policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the
Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal
Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day;
Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than American Funds Money Market Fund/(R)/) are valued, and the net asset values per share for each share class are determined, as indicated
below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

                  The Investment Company of America -- Page 41

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3 p.m. from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value. Where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in

                  The Investment Company of America -- Page 42

overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes.
Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                  The Investment Company of America -- Page 43

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
generally means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in

                  The Investment Company of America -- Page 44

writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently. When a dividend or a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time.

                  The Investment Company of America -- Page 45

     Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund to corporate shareholders may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to distribute its net capital gain each year. The fund's net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate will be able to claim a pro rata share of federal income taxes paid by the fund on such gains

                  The Investment Company of America -- Page 46

     as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of net capital gain that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. For non-corporate shareholders, a capital gain distribution by the fund is subject to a maximum tax rate of
     15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

                  The Investment Company of America -- Page 47

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                  The Investment Company of America -- Page 48

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F-1 SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR
529-F-1 SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE
PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY
RELATING TO THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- Using the American FundsLine. Please see the "Shareholder
     account services and privileges" section of this statement of additional information for more information regarding this service.

     BY INTERNET -- Using americanfunds.com. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                  The Investment Company of America -- Page 49

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION -- Class 529 shares may be purchased only through
CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in
CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College
Savings Plan for use in the Virginia Education Savings Trust and the Virginia
Prepaid Education Program and other registered investment companies approved by the fund.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

                  The Investment Company of America -- Page 50

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company's Capital Group Private
          Client Services division.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the fund's minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money
Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of
American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of
America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of
Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" in this statement of additional information. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" in this statement of additional information).

CONVERSION -- Currently, Class C shares of the fund automatically convert to
Class F-1 shares in the month of the 10-year anniversary of the purchase date.
The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, converting into a different share class or not

                  The Investment Company of America -- Page 51

converting. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered "systematic" unless the transaction is pre-scheduled for a specific date.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c)
     you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a con-

                  The Investment Company of America -- Page 52

     version from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service
     Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     EXCHANGING CLASS F-1 SHARES FOR CLASS F-2 SHARES -- If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                  The Investment Company of America -- Page 53

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

     Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1,
     2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009 are treated as accounts of an employer-sponsored plan for sales charge purposes.

     PURCHASES BY SEP PLANS AND SIMPLE IRA PLANS

     Participant accounts in a Simplified Employee Pension (SEP) plan or a
     Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE
     IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
     Distributors, Inc. In the case where the employer adopts any other plan
     (including, but not limited to, an IRS model agreement), each participant's account in the plan will be aggregated with the participant's own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE
     IRA plan with a certain method of aggregating participant accounts as of
     November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or

                  The Investment Company of America -- Page 54

          the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

                  The Investment Company of America -- Page 55

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                  The Investment Company of America -- Page 56

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a
     13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph titled "Rights of accumulation") eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new
     Statement will be established.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these

                  The Investment Company of America -- Page 57

     plans will be deemed completed and will terminate. In addition, effective
     May 1, 2009, the Statements for these plans will expire if they have not been met by the next anniversary of the establishment of such Statement.
     After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA,
          single-participant Keogh-type plan, or a participant account of a
          403(b) plan that is treated as an individual-type plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information);

     .    SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

                  The Investment Company of America -- Page 58

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

     .    for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

     .    for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
          Distributors, Inc.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of American
     Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds
     Money Market Fund are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") as of the day prior to your American Funds investment or
     (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

                  The Investment Company of America -- Page 59

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan ("AWP") (see
          "Automatic withdrawals" under "Shareholder account services and privileges" in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives

                  The Investment Company of America -- Page 60

          payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an
          AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, "account" means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                  The Investment Company of America -- Page 61

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds
Money Market Fund be wired to your bank by writing American Funds Service
Company. A signature guarantee is required on all requests to wire funds.

                  The Investment Company of America -- Page 62

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                  The Investment Company of America -- Page 63

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American
Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

                  The Investment Company of America -- Page 64

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund's board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

SHARE CERTIFICATES -- Shares are credited to your account. The fund's board may determine if the fund issues share certificates.

                  The Investment Company of America -- Page 65

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds securities of issuers outside the U.S., the
Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $63,362,000 for Class A shares and $2,935,000 for
Class B shares for the 2009 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management
Company and from the relevant share class, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Suite 1200, Costa Mesa, CA 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. Prior to the fund's 2010 fiscal year,
PricewaterhouseCoopers LLP served in that capacity. The financial statements included in this statement of additional information from the annual report have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Upon the recommendation of the fund's Audit Committee, on December 9, 2009, a majority of the fund's board of trustees, including a majority of the independent trustees, approved the appointment of Deloitte & Touche LLP as the fund's independent registered public accounting firm for the fund's fiscal 2010 audit subject to the right of the fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty. At no point during the current fiscal year have there been any disagreements between management and PricewaterhouseCoopers LLP, the fund's former independent registered public accounting firm.

The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of trustees.

                  The Investment Company of America -- Page 66

INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los
Angeles, CA 90071, serves as independent legal counsel ("counsel") for the fund and for independent trustees in their capacities as such. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's counsel will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on December 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund's current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to
prospectus@americanfunds.com. Shareholders may also access the fund's current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund's annual financial statements are audited by the fund's independent registered public accounting firm. In addition, shareholders may also receive proxy statements for the fund.
In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority, or FINRA) filed an administrative complaint against the
Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a
FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On

                  The Investment Company of America -- Page 67

April 30, 2008, FINRA's National Adjudicatory Council affirmed the decision by
FINRA's Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2009

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $25.95
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $27.53

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

                  The Investment Company of America -- Page 68

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                               FUND NUMBERS
                              -------------------------------------------------
FUND                          CLASS A  CLASS B  CLASS C  CLASS F-1   CLASS F-2
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . .     002      202      302       402         602
American Balanced Fund/(R)/     011      211      311       411         611
American Mutual Fund/(R)/ .     003      203      303       403         603
Capital Income Builder/(R)/     012      212      312       412         612
Capital World Growth and
Income Fund/SM/ . . . . . .     033      233      333       433         633
EuroPacific Growth Fund/(R)/    016      216      316       416         616
Fundamental Investors/SM/ .     010      210      310       410         610
The Growth Fund of
America/(R)/. . . . . . . .     005      205      305       405         605
The Income Fund of
America/(R)/. . . . . . . .     006      206      306       406         606
International Growth and
Income Fund/SM/ . . . . . .     034      234      334       434         634
The Investment Company of
America/(R)/. . . . . . . .     004      204      304       404         604
The New Economy Fund/(R)/ .     014      214      314       414         614
New Perspective Fund/(R)/ .     007      207      307       407         607
New World Fund/(R)/ . . . .     036      236      336       436         636
SMALLCAP World Fund/(R)/  .     035      235      335       435         635
Washington Mutual Investors
Fund/SM/  . . . . . . . . .     001      201      301       401         601
BOND FUNDS
American Funds Short-Term
Tax-Exempt Bond Fund/SM/  .     039      N/A      N/A       439         639
American High-Income
Municipal Bond Fund/(R)/  .     040      240      340       440         640
American High-Income
Trust/SM/ . . . . . . . . .     021      221      321       421         621
The Bond Fund of America/SM/    008      208      308       408         608
Capital World Bond Fund/(R)/    031      231      331       431         631
Intermediate Bond Fund of
America/SM/ . . . . . . . .     023      223      323       423         623
Limited Term Tax-Exempt Bond
Fund of America/SM/ . . . .     043      243      343       443         643
Short-Term Bond Fund of
America/SM/ . . . . . . . .     048      248      348       448         648
The Tax-Exempt Bond Fund of
America/(R)/. . . . . . . .     019      219      319       419         619
The Tax-Exempt Fund of
California/(R)/*. . . . . .     020      220      320       420         620
The Tax-Exempt Fund of
Maryland/(R)/*. . . . . . .     024      224      324       424         624
The Tax-Exempt Fund of
Virginia/(R)/*. . . . . . .     025      225      325       425         625
U.S. Government Securities
Fund/SM/. . . . . . . . . .     022      222      322       422         622
MONEY MARKET FUND
American Funds Money Market
Fund/(R)/ . . . . . . . . .     059      259      359       459         659
___________
*Qualified for sale only in certain jurisdictions.

                  The Investment Company of America -- Page 69

                                                 FUND NUMBERS
                                 ----------------------------------------------
                                  CLASS    CLASS    CLASS    CLASS     CLASS
FUND                              529-A    529-B    529-C    529-E    529-F-1
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . .    1002     1202     1302     1502       1402
American Balanced Fund . . . .    1011     1211     1311     1511       1411
American Mutual Fund . . . . .    1003     1203     1303     1503       1403
Capital Income Builder . . . .    1012     1212     1312     1512       1412
Capital World Growth and Income
Fund . . . . . . . . . . . . .    1033     1233     1333     1533       1433
EuroPacific Growth Fund  . . .    1016     1216     1316     1516       1416
Fundamental Investors  . . . .    1010     1210     1310     1510       1410
The Growth Fund of America . .    1005     1205     1305     1505       1405
The Income Fund of America . .    1006     1206     1306     1506       1406
International Growth and Income
Fund . . . . . . . . . . . . .    1034     1234     1334     1534       1434
The Investment Company of
America. . . . . . . . . . . .    1004     1204     1304     1504       1404
The New Economy Fund . . . . .    1014     1214     1314     1514       1414
New Perspective Fund . . . . .    1007     1207     1307     1507       1407
New World Fund . . . . . . . .    1036     1236     1336     1536       1436
SMALLCAP World Fund  . . . . .    1035     1235     1335     1535       1435
Washington Mutual Investors
Fund . . . . . . . . . . . . .    1001     1201     1301     1501       1401
BOND FUNDS
American High-Income Trust . .    1021     1221     1321     1521       1421
The Bond Fund of America . . .    1008     1208     1308     1508       1408
Capital World Bond Fund  . . .    1031     1231     1331     1531       1431
Intermediate Bond Fund of
America. . . . . . . . . . . .    1023     1223     1323     1523       1423
Short-Term Bond Fund of America   1048     1248     1348     1548       1448
U.S. Government Securities Fund   1022     1222     1322     1522       1422
MONEY MARKET FUND
American Funds Money Market
Fund . . . . . . . . . . . . .    1059     1259     1359     1559       1459

                  The Investment Company of America -- Page 70

                                               FUND NUMBERS
                                     ------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                  R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . .   2102   2202   2302   2402   2502    2602
American Balanced Fund . . . . . .   2111   2211   2311   2411   2511    2611
American Mutual Fund . . . . . . .   2103   2203   2303   2403   2503    2603
Capital Income Builder . . . . . .   2112   2212   2312   2412   2512    2612
Capital World Growth and Income
Fund . . . . . . . . . . . . . . .   2133   2233   2333   2433   2533    2633
EuroPacific Growth Fund  . . . . .   2116   2216   2316   2416   2516    2616
Fundamental Investors  . . . . . .   2110   2210   2310   2410   2510    2610
The Growth Fund of America . . . .   2105   2205   2305   2405   2505    2605
The Income Fund of America . . . .   2106   2206   2306   2406   2506    2606
International Growth and Income
Fund . . . . . . . . . . . . . . .   2134   2234   2334   2434   2534    2634
The Investment Company of America    2104   2204   2304   2404   2504    2604
The New Economy Fund . . . . . . .   2114   2214   2314   2414   2514    2614
New Perspective Fund . . . . . . .   2107   2207   2307   2407   2507    2607
New World Fund . . . . . . . . . .   2136   2236   2336   2436   2536    2636
SMALLCAP World Fund  . . . . . . .   2135   2235   2335   2435   2535    2635
Washington Mutual Investors Fund .   2101   2201   2301   2401   2501    2601
BOND FUNDS
American High-Income Trust . . . .   2121   2221   2321   2421   2521    2621
The Bond Fund of America . . . . .   2108   2208   2308   2408   2508    2608
Capital World Bond Fund  . . . . .   2131   2231   2331   2431   2531    2631
Intermediate Bond Fund of America    2123   2223   2323   2423   2523    2623
Short-Term Bond Fund of America. .   2148   2248   2348   2448   2548    2648
U.S. Government Securities Fund  .   2122   2222   2322   2422   2522    2622
MONEY MARKET FUND
American Funds Money Market Fund .   2159   2259   2359   2459   2559    2659

                  The Investment Company of America -- Page 71

                                           FUND NUMBERS
                            ---------------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                        CLASS A   R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------
AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2055 Target
Date Retirement Fund/SM/      082    2182   2282   2382   2482   2582    2682
American Funds 2050 Target
Date Retirement Fund/(R)/     069    2169   2269   2369   2469   2569    2669
American Funds 2045 Target
Date Retirement Fund/(R)/     068    2168   2268   2368   2468   2568    2668
American Funds 2040 Target
Date Retirement Fund/(R)/     067    2167   2267   2367   2467   2567    2667
American Funds 2035 Target
Date Retirement Fund/(R)/     066    2166   2266   2366   2466   2566    2666
American Funds 2030 Target
Date Retirement Fund/(R)/     065    2165   2265   2365   2465   2565    2665
American Funds 2025 Target
Date Retirement Fund/(R)/     064    2164   2264   2364   2464   2564    2664
American Funds 2020 Target
Date Retirement Fund/(R)/     063    2163   2263   2363   2463   2563    2663
American Funds 2015 Target
Date Retirement Fund/(R)/     062    2162   2262   2362   2462   2562    2662
American Funds 2010 Target
Date Retirement Fund/(R)/     061    2161   2261   2361   2461   2561    2661

                  The Investment Company of America -- Page 72

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                  The Investment Company of America -- Page 73

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                  The Investment Company of America -- Page 74

C
A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  The Investment Company of America -- Page 75

....

[logo – American Funds®]

The Investment Company of America®
Investment portfolio

December 31, 2009

Common stocks — 90.33%	Shares	Value (000)

ENERGY — 10.04%
Baker Hughes Inc.	10,945,000	$443,054
BP PLC1	43,688,567	423,069
Canadian Natural Resources, Ltd.	648,200	47,065
Chevron Corp.	6,332,278	487,522
ConocoPhillips	21,425,840	1,094,218
Devon Energy Corp.	2,865,000	210,577
Diamond Offshore Drilling, Inc.	2,500,000	246,050
Eni SpA1	4,640,000	118,044
Eni SpA (ADR)	770,000	38,970
Halliburton Co.	800,000	24,072
Hess Corp.	3,228,100	195,300
Marathon Oil Corp.	4,478,300	139,813
Royal Dutch Shell PLC, Class A (ADR)	16,470,000	990,012
Royal Dutch Shell PLC, Class B1	4,793,265	139,857
Royal Dutch Shell PLC, Class B (ADR)	2,925,498	170,059
Schlumberger Ltd.	17,174,999	1,117,921
TOTAL SA1	4,740,000	303,524
		6,189,127

MATERIALS — 2.60%
Air Products and Chemicals, Inc.	2,508,600	203,347
Akzo Nobel NV1	1,500,000	98,797
Alcoa Inc.	1,676,400	27,024
Barrick Gold Corp.	7,150,000	281,567
Dow Chemical Co.	2,450,000	67,693
E.I. du Pont de Nemours and Co.	2,700,000	90,909
MeadWestvaco Corp.	4,085,000	116,953
Monsanto Co.	2,167,400	177,185
Newmont Mining Corp.	4,790,000	226,615
POSCO1	136,000	71,646
United States Steel Corp.	4,160,000	229,299
Weyerhaeuser Co.	300,000	12,942
		1,603,977

INDUSTRIALS — 10.38%
3M Co.	4,368,700	361,160
Boeing Co.	21,085,000	1,141,331
CSX Corp.	10,831,000	525,195
Cummins Inc.	3,000,000	137,580
Deere & Co.	2,800,000	151,452
FedEx Corp.	1,500,000	125,175
General Dynamics Corp.	9,685,800	660,281
General Electric Co.	24,145,000	365,314
Illinois Tool Works Inc.	6,400,000	307,136
Lockheed Martin Corp.	4,990,000	375,997
Norfolk Southern Corp.	2,201,600	115,408
Raytheon Co.	2,399,800	123,638
Siemens AG1	1,665,000	152,607
Southwest Airlines Co.	13,000,000	148,590
Tyco International Ltd.	2,115,000	75,463
Union Pacific Corp.	10,319,800	659,435
United Parcel Service, Inc., Class B	2,500,000	143,425
United Technologies Corp.	10,040,000	696,876
Waste Management, Inc.	4,000,000	135,240
		6,401,303

CONSUMER DISCRETIONARY — 8.49%
Best Buy Co., Inc.	6,472,300	255,397
Carnival Corp., units2	9,450,000	299,471
CBS Corp., Class B, nonvoting shares	15,200,000	213,560
Comcast Corp., Class A	12,000,000	202,320
Daimler AG1	960,000	51,252
Harley-Davidson, Inc.	4,825,000	121,590
Honda Motor Co., Ltd.1	6,310,200	213,487
Johnson Controls, Inc.	13,310,300	362,573
Limited Brands, Inc.	15,687,743	301,832
Lowe’s Companies, Inc.	19,460,000	455,169
Mattel, Inc.	2,512,075	50,191
McDonald’s Corp.	6,150,000	384,006
McGraw-Hill Companies, Inc.	2,350,000	78,749
News Corp., Class A	7,000,000	95,830
Omnicom Group Inc.	3,000,000	117,450
Staples, Inc.	9,525,000	234,220
Target Corp.	16,040,800	775,893
Time Warner Cable Inc.	2,779,585	115,047
Time Warner Inc.	17,930,667	522,500
TJX Companies, Inc.	3,000,000	109,650
Toyota Motor Corp.1	6,550,000	275,366
		5,235,553

CONSUMER STAPLES — 11.09%
Altria Group, Inc.	23,795,000	467,096
Avon Products, Inc.	13,852,000	436,338
Coca-Cola Co.	5,365,000	305,805
ConAgra Foods, Inc.	5,521,100	127,261
CVS/Caremark Corp.	8,000,000	257,680
General Mills, Inc.	1,960,000	138,788
H.J. Heinz Co.	2,750,000	117,590
Kellogg Co.	4,549,503	242,034
Kimberly-Clark Corp.	1,500,000	95,565
Kraft Foods Inc., Class A	17,429,168	473,725
Molson Coors Brewing Co., Class B	8,250,000	372,570
PepsiCo, Inc.	14,165,000	861,232
Philip Morris International Inc.	37,305,000	1,797,728
Procter & Gamble Co.	2,635,000	159,760
Reynolds American Inc.	666,666	35,313
Sara Lee Corp.	17,943,100	218,547
Sysco Corp.	2,450,000	68,453
Walgreen Co.	11,401,100	418,648
Wal-Mart Stores, Inc.	4,527,000	241,968
		6,836,101

HEALTH CARE — 8.77%
Abbott Laboratories	13,435,000	725,356
Aetna Inc.	7,500,000	237,750
Amgen Inc.2	1,840,792	104,134
Bayer AG1	950,000	75,873
Bristol-Myers Squibb Co.	1,900,000	47,975
Eli Lilly and Co.	8,775,000	313,355
Johnson & Johnson	2,850,000	183,568
Medtronic, Inc.	13,862,500	609,673
Merck & Co., Inc.	43,146,869	1,576,587
Novartis AG1	800,000	43,537
Novartis AG (ADR)	256,556	13,964
Pfizer Inc	26,945,000	490,130
Roche Holding AG1	3,502,500	595,170
UnitedHealth Group Inc.	8,500,000	259,080
WellPoint, Inc.2	2,193,100	127,836
		5,403,988

FINANCIALS — 6.01%
American International Group, Inc.2	141,955	4,256
AXA SA1	5,345,418	126,328
Banco Santander, SA1	49,785,274	817,368
Banco Santander, SA (ADR)	3,700,000	60,828
Bank of America Corp.	33,149,382	499,230
Bank of New York Mellon Corp.	9,700,000	271,309
Berkshire Hathaway Inc., Class A2	2,600	257,920
BNP Paribas SA1	2,200,000	173,483
Capital One Financial Corp.	7,105,576	272,428
Citigroup Inc.	62,984,615	208,479
HSBC Holdings PLC (ADR)	1,529,416	87,314
HSBC Holdings PLC (United Kingdom)1	4,869,240	55,641
JPMorgan Chase & Co.	9,830,000	409,616
PNC Financial Services Group, Inc.	1,200,000	63,348
Société Générale1	1,013,823	70,098
State Street Corp.	1,679,100	73,108
Washington Mutual, Inc.2	24,000,000	3,348
Wells Fargo & Co.	9,274,600	250,321
		3,704,423

INFORMATION TECHNOLOGY — 21.56%
Accenture PLC, Class A	11,636,000	482,894
Analog Devices, Inc.	2,300,000	72,634
Applied Materials, Inc.	3,525,000	49,139
Automatic Data Processing, Inc.	7,758,043	332,199
Canon, Inc.1	770,000	32,571
Cisco Systems, Inc.2	19,920,400	476,894
Corning Inc.	15,000,000	289,650
Flextronics International Ltd.2	17,000,000	124,270
Google Inc., Class A2	1,281,480	794,492
Hewlett-Packard Co.	25,440,000	1,310,414
HTC Corp.1	7,000,000	79,754
Intel Corp.	34,129,700	696,246
International Business Machines Corp.	5,285,000	691,807
KLA-Tencor Corp.	6,726,900	243,245
Linear Technology Corp.	8,320,000	254,093
Maxim Integrated Products, Inc.	6,547,700	132,918
Microsoft Corp.	85,560,800	2,608,749
Nokia Corp.1	24,200,000	310,448
Nokia Corp. (ADR)	5,652,400	72,633
Oracle Corp.	79,910,100	1,960,994
QUALCOMM Inc.	4,035,000	186,659
SAP AG1	3,200,000	150,814
Taiwan Semiconductor Manufacturing Co. Ltd.1	95,036,325	190,846
Telefonaktiebolaget LM Ericsson, Class B1	19,750,000	181,793
Texas Instruments Inc.	28,065,000	731,374
Xerox Corp.	2,682,965	22,698
Xilinx, Inc.	8,345,500	209,138
Yahoo! Inc.2	35,743,200	599,771
		13,289,137

TELECOMMUNICATION SERVICES — 5.59%
América Móvil, SAB de CV, Series L (ADR)	950,000	44,631
AT&T Inc.	77,306,500	2,166,901
Deutsche Telekom AG1	750,000	11,069
France Télécom SA1	6,220,000	155,183
Qwest Communications International Inc.	73,780,000	310,614
Verizon Communications Inc.	22,891,000	758,379
		3,446,777

UTILITIES — 3.95%
Dominion Resources, Inc.	12,263,824	477,308
Exelon Corp.	13,360,600	652,932
FirstEnergy Corp.	6,443,500	299,301
FPL Group, Inc.	300,000	15,846
GDF Suez1	10,860,324	470,817
PPL Corp.	1,798,000	58,093
Public Service Enterprise Group Inc.	10,000,000	332,500
RWE AG1	1,300,000	126,238
		2,433,035

MISCELLANEOUS — 1.85%
Other common stocks in initial period of acquisition		1,139,717

Total common stocks (cost: $46,676,182,000)		55,683,138

Preferred stocks — 0.17%

FINANCIALS — 0.17%
JPMorgan Chase & Co., Series I, 7.90%3	14,505,000	15,010
PNC Preferred Funding Trust I 6.517%3,4	14,900,000	11,169
PNC Preferred Funding Trust III 8.70%3,4	34,000,000	34,917
Wachovia Capital Trust III 5.80%3	13,305,000	10,311
Wells Fargo & Co. 7.98%3	30,187,000	30,414

Total preferred stocks (cost: $66,965,000)		101,821

		Value
Warrants — 0.00%	Shares	(000)

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 20131,2,4	3,071,428	$—

Total warrants (cost: $11,770,000)		—

	Shares or
Convertible securities — 0.43%	principal amount

FINANCIALS — 0.09%
American International Group, Inc. 8.50% convertible preferred 2011, units	4,211,826	47,720
Fannie Mae, Series 2004-1, 5.375% convertible preferred2	820	1,845
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred2	1,218,000	2,168
		51,733

TELECOMMUNICATION SERVICES — 0.08%
Qwest Communications International Inc. 3.50% convertible debenture 2025	$50,000,000	52,125

MISCELLANEOUS — 0.26%
Other convertible securities in initial period of acquisition		158,238

Total convertible securities (cost: $654,041,000)		262,096

	Principal amount
Bonds & notes — 2.66%	(000)

ENERGY — 0.10%
Apache Corp. 6.90% 2018	$15,000	17,606
Chevron Corp. 4.95% 2019	10,000	10,553
Williams Companies, Inc. 8.75% 2020	26,375	31,520
		59,679

MATERIALS — 0.10%
BHP Billiton Finance (USA) Ltd. 5.50% 2014	14,660	16,095
Dow Chemical Co. 8.55% 2019	20,000	23,903
Dow Chemical Co. 9.40% 2039	5,940	7,877
Rio Tinto Finance (USA) Ltd. 5.875% 2013	10,000	10,799
Rio Tinto Finance (USA) Ltd. 9.00% 2019	3,780	4,792
		63,466

INDUSTRIALS — 0.22%
Burlington Northern Santa Fe Corp. 5.75% 2018	15,000	15,960
CSX Corp. 6.25% 2015	5,000	5,513
CSX Corp. 7.375% 2019	11,480	13,137
Honeywell International Inc. 3.875% 2014	5,205	5,434
Honeywell International Inc. 5.00% 2019	13,090	13,640
Lockheed Martin Corp. 7.65% 2016	1,870	2,226
Lockheed Martin Corp. 4.25% 2019	7,000	6,770
Norfolk Southern Corp. 5.75% 2018	15,000	15,893
Norfolk Southern Corp. 5.90% 2019	5,000	5,349
PACCAR Inc, Series A, 6.875% 2014	5,000	5,645
Raytheon Co. 4.40% 2020	6,055	5,976
Union Pacific Corp. 5.125% 2014	11,495	12,255
Union Pacific Corp. 6.125% 2020	15,000	16,341
Waste Management, Inc. 6.375% 2015	10,000	11,094
		135,233

CONSUMER DISCRETIONARY — 0.33%
Comcast Corp. 6.50% 2015	7,710	8,647
Comcast Corp. 6.30% 2017	20,120	22,050
Comcast Corp. 6.50% 2017	10,000	11,086
Hasbro, Inc. 6.125% 2014	11,250	12,260
Johnson Controls, Inc. 5.50% 2016	5,160	5,255
Kohl’s Corp. 6.25% 2017	7,500	8,312
News America Inc. 6.90% 2019	21,315	24,059
Staples, Inc. 7.75% 2011	4,695	5,047
Staples, Inc. 9.75% 2014	40,000	48,780
Time Warner Cable Inc. 6.20% 2013	2,845	3,128
Time Warner Cable Inc. 8.25% 2019	15,320	18,278
Time Warner Inc. 5.875% 2016	20,000	21,621
Walt Disney Co. 5.50% 2019	15,000	16,100
		204,623

CONSUMER STAPLES — 0.16%
Altria Group, Inc. 9.25% 2019	10,000	12,207
British American Tobacco International Finance PLC 9.50% 20184	15,000	19,078
Coca-Cola Co. 4.875% 2019	10,000	10,436
ConAgra Foods, Inc. 5.875% 2014	10,000	10,908
CVS Caremark Corp. 6.60% 2019	20,335	22,291
Sysco Corp. 5.375% 2019	10,000	10,639
Tesco PLC 5.50% 20174	10,506	11,075
		96,634

HEALTH CARE — 0.24%
Abbott Laboratories 5.125% 2019	25,000	26,197
Aetna Inc. 5.75% 2011	1,961	2,057
Aetna Inc. 7.875% 2011	865	921
Cardinal Health, Inc. 4.00% 2015	10,000	9,823
Cardinal Health, Inc. 5.80% 2016	14,625	14,731
Cardinal Health, Inc. 5.85% 2017	3,715	3,758
Novartis Securities Investment Ltd. 5.125% 2019	20,000	21,049
Pfizer Inc. 6.20% 2019	10,000	11,136
Roche Holdings Inc. 5.00% 20144	10,000	10,740
Roche Holdings Inc. 6.00% 20194	20,000	22,094
WellPoint, Inc. 5.875% 2017	15,000	15,477
WellPoint, Inc. 7.00% 2019	12,200	13,668
		151,651

FINANCIALS — 0.28%
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	15,000	16,024
American Express Co. 7.00% 2018	7,660	8,449
Bank of America Corp. 5.75% 2017	10,000	10,256
Boston Properties, Inc. 5.875% 2019	15,000	15,075
Capital One Capital III 7.686% 20363	11,665	10,673
Capital One Capital IV 6.745% 20373	14,347	12,052
Citigroup Inc. 6.125% 2017	10,000	10,095
JPMorgan Chase & Co. 4.75% 2013	10,000	10,563
JPMorgan Chase & Co. 6.00% 2018	10,000	10,767
MetLife Global Funding 5.125% 20144	7,000	7,415
Metropolitan Life Global Funding I, 5.125% 20134	3,335	3,536
National City Corp. 5.80% 2017	1,350	1,352
National City Corp. 6.875% 2019	3,050	3,234
Northern Trust Corp. 4.625% 2014	5,650	6,027
PNC Funding Corp. 0.481% 20143	10,000	9,494
PNC Funding Corp. 5.40% 2014	10,000	10,705
PNC Funding Corp., Series II, 6.113% (undated)3,4	5,000	3,526
Simon Property Group, LP 6.75% 2014	3,000	3,200
Simon Property Group, LP 5.25% 2016	5,875	5,722
Simon Property Group, LP 6.10% 2016	1,625	1,661
Simon Property Group, LP 6.125% 2018	1,680	1,710
SLM Corp., Series A, 5.125% 2012	1,000	938
SLM Corp., Series A, 5.00% 2013	3,005	2,767
SLM Corp., Series A, 5.375% 2013	1,905	1,798
SLM Corp., Series A, 8.45% 2018	4,090	4,042
		171,081

INFORMATION TECHNOLOGY — 0.04%
Cisco Systems, Inc. 4.95% 2019	15,000	15,403
National Semiconductor Corp. 6.60% 2017	10,000	10,259
		25,662

TELECOMMUNICATION SERVICES — 0.11%
AT&T Inc. 4.85% 2014	15,000	15,964
AT&T Inc. 5.50% 2018	15,000	15,677
Verizon Communications Inc. 5.55% 2014	20,000	21,725
Vodafone Group PLC 5.375% 2015	6,000	6,455
Vodafone Group PLC 5.625% 2017	7,500	7,978
		67,799

UTILITIES — 0.05%
FirstEnergy Solutions Corp. 4.80% 2015	4,000	4,088
PG&E Corp. 5.75% 2014	8,000	8,631
Progress Energy, Inc. 6.05% 2014	5,650	6,191
Progress Energy, Inc. 7.05% 2019	8,800	9,862
		28,772

MORTGAGE-BACKED OBLIGATIONS5 — 0.73%
Fannie Mae 4.50% 2023	15,799	16,295
Fannie Mae 4.50% 2023	37,872	39,038
Fannie Mae 4.00% 2024	14,902	15,016
Fannie Mae 4.00% 2024	19,286	19,433
Fannie Mae 4.00% 2024	23,722	23,902
Fannie Mae 5.00% 2024	34,534	36,181
Fannie Mae 5.50% 2024	18,078	19,177
Fannie Mae 6.00% 2037	93,646	99,385
Fannie Mae 5.50% 2038	19,378	20,317
Fannie Mae 4.50% 2039	14,969	14,961
Freddie Mac 5.00% 2038	41,535	42,646
Freddie Mac 5.50% 2038	96,921	101,691
		448,042

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 0.30%
Fannie Mae 2.50% 2014	25,000	24,884
Federal Home Loan Bank 3.625% 2013	50,000	52,306
Freddie Mac 1.50% 2011	5,000	5,043
Freddie Mac 2.125% 2012	10,000	10,088
U.S. Treasury 0.875% 2011	10,000	10,032
U.S. Treasury 1.125% 2011	24,000	24,011
U.S. Treasury 4.25% 2012	15,000	16,099
U.S. Treasury 1.75% 2014	10,000	9,812
U.S. Treasury 1.875% 2014	5,000	4,898
U.S. Treasury 4.125% 2015	10,000	10,665
U.S. Treasury 4.625% 2017	10,000	10,802
U.S. Treasury 4.50% 2039	10,000	9,778
		188,418

Total bonds & notes (cost: $1,521,748,000)		1,641,060

Short-term securities — 6.49%

Abbott Laboratories 0.11% due 2/22/20104	35,000	34,991
Bank of America Corp. 0.25%–0.30% due 1/12–2/8/2010	91,500	91,489
Campbell Soup Co. 0.23% due 2/1/20104	4,300	4,299
Coca-Cola Co. 0.23% due 1/15–5/11/20104	88,700	88,652
Fannie Mae 0.09%–0.54% due 1/5–12/1/2010	836,600	835,971
Federal Farm Credit Banks 0.11%–0.36% due 3/18–8/16/2010	240,000	239,802
Federal Home Loan Bank 0.10%–0.58% due 2/1–10/8/2010	331,600	331,328
Freddie Mac 0.05%–0.43% due 1/4–8/6/2010	1,613,355	1,612,747
General Electric Capital Corp. 0.19%–0.20% due 1/19–1/26/2010	63,200	63,191
Hewlett-Packard Co. 0.11% due 1/22/20104	25,000	24,998
Johnson & Johnson 0.10%–0.20% due 3/1–5/25/20104	19,600	19,589
JPMorgan Chase Funding Inc. 0.18% due 1/19/20104	54,500	54,493
Jupiter Securitization Co., LLC 0.16%–0.18% due 1/11–1/19/20104	90,000	89,994
Paccar Financial Corp. 0.18% due 2/2–2/12/2010	36,175	36,167
Private Export Funding Corp. 0.24% due 3/16/20104	25,000	24,992
Procter & Gamble International Funding S.C.A. 0.23% due 1/13/20104	17,300	17,299
Straight-A Funding LLC 0.18% due 3/16/20104	28,600	28,591
U.S. Treasury Bills 0.161%–0.532% due 2/4–8/26/2010	353,300	352,954
Variable Funding Capital Company LLC 0.16%–0.21% due 1/7–1/14/20104	49,100	49,095

Total short-term securities (cost: $3,999,743,000)		4,000,642

Total investment securities (cost: $52,930,449,000)		61,688,757
Other assets less liabilities		(47,141)

Net assets		$61,641,616

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $5,789,052,000, which represented 9.39% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2Security did not produce income during the last 12 months.
3Coupon rate may change periodically.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $560,543,000, which represented .91% of the net assets of the fund.
5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-904-0210O-S21492

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Investment Company of America:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Investment Company of America (the "Fund") as of December 31, 2009, and for the year then ended and have issued our unqualified report thereon dated February 8, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of December 31, 2009 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2010

Summary investment portfolio, December 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	21.56%
Industrials	10.38
Energy	10.04
Consumer staples	11.09
Health care	8.77
Other industries	28.66
Convertible securities	0.43
Bonds & notes	2.66
Short-term securities & other assets less liabilities	6.41
[end pie chart]

			Percent
		Value	of net
Common stocks - 90.33%	Shares	(000)	assets

Energy - 10.04%
Baker Hughes Inc.	10,945,000	$443,054	.72%
BP PLC (1)	43,688,567	423,069	.69
Chevron Corp.	6,332,278	487,522	.79
ConocoPhillips	21,425,840	1,094,218	1.78
Royal Dutch Shell PLC, Class A (ADR)	16,470,000	990,012
Royal Dutch Shell PLC, Class B (1)	4,793,265	139,857
Royal Dutch Shell PLC, Class B (ADR)	2,925,498	170,059	2.11
Schlumberger Ltd.	17,174,999	1,117,921	1.81
Other securities		1,323,415	2.14
		6,189,127	10.04

Materials - 2.60%
Other securities		1,603,977	2.60

Industrials - 10.38%
Boeing Co.	21,085,000	1,141,331	1.85
CSX Corp.	10,831,000	525,195	.85
General Dynamics Corp.	9,685,800	660,281	1.07
General Electric Co.	24,145,000	365,314	.59
Lockheed Martin Corp.	4,990,000	375,997	.61
Union Pacific Corp.	10,319,800	659,435	1.07
United Technologies Corp.	10,040,000	696,876	1.13
Other securities		1,976,874	3.21
		6,401,303	10.38

Consumer discretionary - 8.49%
Lowe's Companies, Inc.	19,460,000	455,169	.74
McDonald's Corp.	6,150,000	384,006	.62
Target Corp.	16,040,800	775,893	1.26
Time Warner Inc.	17,930,667	522,500	.85
Other securities		3,097,985	5.02
		5,235,553	8.49

Consumer staples - 11.09%
Altria Group, Inc.	23,795,000	467,096	.76
Avon Products, Inc.	13,852,000	436,338	.71
Kraft Foods Inc., Class A	17,429,168	473,725	.77
Molson Coors Brewing Co., Class B	8,250,000	372,570	.60
PepsiCo, Inc.	14,165,000	861,232	1.40
Philip Morris International Inc.	37,305,000	1,797,728	2.92
Walgreen Co.	11,401,100	418,648	.68
Other securities		2,008,764	3.25
		6,836,101	11.09

Health care - 8.77%
Abbott Laboratories	13,435,000	725,356	1.18
Medtronic, Inc.	13,862,500	609,673	.99
Merck & Co., Inc.	43,146,869	1,576,587	2.56
Pfizer Inc	26,945,000	490,130	.79
Roche Holding AG (1)	3,502,500	595,170	.96
Other securities		1,407,072	2.29
		5,403,988	8.77

Financials - 6.01%
Banco Santander, SA (1)	49,785,274	817,368
Banco Santander, SA (ADR)	3,700,000	60,828	1.42
Bank of America Corp.	33,149,382	499,230	.81
JPMorgan Chase & Co.	9,830,000	409,616	.66
Other securities		1,917,381	3.12
		3,704,423	6.01

Information technology - 21.56%
Accenture PLC, Class A	11,636,000	482,894	.78
Cisco Systems, Inc. (2)	19,920,400	476,894	.77
Google Inc., Class A (2)	1,281,480	794,492	1.29
Hewlett-Packard Co.	25,440,000	1,310,414	2.13
Intel Corp.	34,129,700	696,246	1.13
International Business Machines Corp.	5,285,000	691,807	1.12
Microsoft Corp.	85,560,800	2,608,749	4.23
Nokia Corp. (1)	24,200,000	310,448
Nokia Corp. (ADR)	5,652,400	72,633	.62
Oracle Corp.	79,910,100	1,960,994	3.18
Texas Instruments Inc.	28,065,000	731,374	1.19
Yahoo! Inc. (2)	35,743,200	599,771	.97
Other securities		2,552,421	4.15
		13,289,137	21.56

Telecommunication services - 5.59%
AT&T Inc.	77,306,500	2,166,901	3.51
Verizon Communications Inc.	22,891,000	758,379	1.23
Other securities		521,497	.85
		3,446,777	5.59

Utilities - 3.95%
Dominion Resources, Inc.	12,263,824	477,308	.77
Exelon Corp.	13,360,600	652,932	1.06
GDF Suez (1)	10,860,324	470,817	.76
Other securities		831,978	1.36
		2,433,035	3.95

Miscellaneous - 1.85%
Other common stocks in initial period of acquisition		1,139,717	1.85

Total common stocks (cost: $46,676,182,000)		55,683,138	90.33

Preferred stocks - 0.17%

Financials - 0.17%
Other securities		101,821	.17

Total preferred stocks (cost: $66,965,000)		101,821	.17

Warrants - 0.00%

Financials - 0.00%
Other securities		-	.00

Total warrants (cost: $11,770,000)		-	.00

Convertible securities - 0.43%

Other - 0.17%
Fannie Mae, Series 2004-1, 5.375% convertible preferred (2)	820	1,845
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred (2)	1,218,000	2,168	.01
Other securities		99,845	.16
		103,858	.17

Miscellaneous - 0.26%
Other convertible securities in initial period of acquisition		158,238	.26

Total convertible securities (cost: $654,041,000)		262,096	.43

	Principal
	amount
Bonds & notes - 2.66%	(000)

Industrials - 0.22%
Union Pacific Corp. 5.125%-6.125% 2014-2020	$26,495	28,596	.05
Other securities		106,637	.17
		135,233	.22

Health care - 0.24%
Abbott Laboratories 5.125% 2019	25,000	26,197	.04
Roche Holdings Inc. 5.00%-6.00% 2014-2019 (3)	30,000	32,834	.05
Other securities		92,620	.15
		151,651	.24

Financials - 0.28%
Bank of America Corp. 5.75% 2017	10,000	10,256	.02
Other securities		160,825	.26
		171,081	.28

Telecommunication services - 0.11%
AT&T Inc. 4.85%-5.50% 2014-2018	30,000	31,641	.05
Verizon Communications Inc. 5.55% 2014	20,000	21,725	.04
Other securities		14,433	.02
		67,799	.11

Mortgage-backed obligations (4) - 0.73%
Fannie Mae 4.00%-6.00% 2023-2039	292,186	303,705	.49
Freddie Mac 5.00%-5.50% 2038	138,456	144,337	.24
		448,042	.73

Bonds & notes of U.S. government & government agencies - 0.30%
Fannie Mae 2.50% 2014	25,000	24,884	.04
Freddie Mac 1.50%-2.125% 2011-2012	15,000	15,131	.02
Other securities		148,403	.24
		188,418	.30

Other - 0.78%
Other securities		478,836	.78

Total bonds & notes (cost: $1,521,748,000)		1,641,060	2.66

Short-term securities - 6.49%

Abbott Laboratories 0.11% due 2/22/2010 (3)	35,000	34,991	.06
Bank of America Corp. 0.25%-0.30% due 1/12-2/8/2010	91,500	91,489	.15
Fannie Mae 0.09%-0.54% due 1/5-12/1/2010	836,600	835,971	1.35
Freddie Mac 0.05%-0.43% due 1/4-8/6/2010	1,613,355	1,612,747	2.62
Hewlett-Packard Co. 0.11% due 1/22/2010 (3)	25,000	24,998	.04
Other securities		1,400,446	2.27

Total short-term securities (cost: $3,999,743,000)		4,000,642	6.49

Total investment securities (cost: $52,930,449,000)		61,688,757	100.08
Other assets less liabilities		(47,141)	(0.08)

Net assets		$61,641,616	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on these holdings and related transactions during the year ended December 31, 2009, appear below.

					Dividend	Value of affiliates
					income	at 12/31/09
	Beginning shares	Additions	Reductions	Ending shares	(000)	(000)
Limited Brands, Inc. (5)	20,309,759	625,184	5,247,200	15,687,743	$11,774	$-
Textron Inc. (5)	12,430,000	2,325,000	14,755,000	-	488	-
United States Steel Corp. (5)	3,060,000	4,842,000	3,742,000	4,160,000	1,858	-
					$14,120	$-

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $5,789,052,000, which represented 9.39% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $560,543,000, which represented .91% of the net assets of the fund.

(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Unaffiliated issuer at 12/31/2009.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $52,930,449)		$61,688,757
Cash		139
Receivables for:
Sales of investments	$93,004
Sales of fund's shares	51,494
Dividends and interest	118,719	263,217
		61,952,113
Liabilities:
Payables for:
Purchases of investments	144,988
Repurchases of fund's shares	118,729
Investment advisory services	12,383
Services provided by affiliates	22,761
Directors' and advisory board's deferred compensation	6,047
Other	5,589	310,497
Net assets at December 31, 2009		$61,641,616

Net assets consist of:
Capital paid in on shares of capital stock		$56,176,728
Undistributed net investment income		153,405
Accumulated net realized loss		(3,447,556)
Net unrealized appreciation		8,759,039
Net assets at December 31, 2009		$61,641,616

	(dollars and shares in thousands, except per-share amounts)

	Authorized shares of capital stock - $.001 par value	Net assets	Shares outstanding	Net asset value per share*

Class A	2,500,000	$49,136,383	1,893,396	25.95
Class B	250,000	2,016,792	78,035	25.84
Class C	250,000	2,242,970	87,000	25.78
Class F-1	250,000	1,209,401	46,665	25.92
Class F-2	350,000	532,693	20,530	25.95
Class 529-A	325,000	1,173,180	45,257	25.92
Class 529-B	75,000	201,165	7,779	25.86
Class 529-C	150,000	320,760	12,401	25.86
Class 529-E	75,000	50,736	1,961	25.87
Class 529-F-1	75,000	21,793	841	25.90
Class R-1	75,000	65,912	2,552	25.83
Class R-2	100,000	621,141	24,025	25.85
Class R-3	150,000	768,256	29,666	25.90
Class R-4	75,000	623,941	24,079	25.91
Class R-5	150,000	2,122,808	81,826	25.94
Class R-6	150,000	533,685	20,568	25.95
Total	5,000,000	$61,641,616	2,376,581

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $27.53 and $27.50, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2009		(dollars in thousands)

Investment income:
Income:
Dividend (net of non-U.S.
taxes of $42,034; also includes
$14,120 from affiliates)	$1,512,449
Interest	108,283	$1,620,732

Fees and expenses*:
Investment advisory services	131,908
Distribution services	159,911
Transfer agent services	66,297
Administrative services	15,763
Reports to shareholders	3,601
Registration statement and prospectus	10,743
Directors' and advisory board's compensation	2,280
Auditing and legal	277
Custodian	1,538
State and local taxes	559
Other	3,553	396,430
Net investment income		1,224,302

Net realized loss and unrealized
appreciation on investments and currency:
Net realized (loss) gain on:
Investments (including $80,115 net gain from affiliates)	(1,816,102)
Currency transactions	1,873	(1,814,229)
Net unrealized appreciation on:
Investments	13,859,068
Currency translations	529	13,859,597
Net realized loss and unrealized appreciation on
investments and currency		12,045,368
Net increase in net assets resulting from operations		$13,269,670

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

	Year ended December 31
	2009	2008
Operations:
Net investment income	$1,224,302	$1,588,685
Net realized loss on investments and currency transactions	(1,814,229)	(1,625,009)
Net unrealized appreciation (depreciation) on investments and currency translations	13,859,597	(29,848,883)
Net increase (decrease) in net assets resulting from operations	13,269,670	(29,885,207)

Dividends paid to shareholders from net investment income	(1,346,554)	(1,723,752)

Net capital share transactions	(3,397,226)	(4,477,943)

Total increase (decrease) in net assets	8,525,890	(36,086,902)

Net assets:
Beginning of year	53,115,726	89,202,628
End of year (including undistributed
net investment income: $153,405 and $271,009, respectively)	$61,641,616	$53,115,726

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Delaware corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by currency fluctuation and controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2009, the fund reclassified $5,461,000 from accumulated net realized loss to undistributed net investment income and $813,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$308,383
Capital loss carryforwards*:
Expiring 2016	$(657,170)
Expiring 2017	(2,957,332)	(3,614,502)
Gross unrealized appreciation on investment securities		13,703,318
Gross unrealized depreciation on investment securities		(4,925,803)
Net unrealized appreciation on investment securities		8,777,515
Cost of investment securities		52,911,242

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):

Share class	Year ended December 31, 2009	Year ended December 31, 2008

Class A	$1,112,521	$1,457,129
Class B	35,814	53,327
Class C	35,279	45,028
Class F-1	26,295	33,642
Class F-2*	6,735	803
Class 529-A	24,270	27,448
Class 529-B	3,003	3,525
Class 529-C	4,644	5,170
Class 529-E	934	1,033
Class 529-F-1	471	469
Class R-1	956	992
Class R-2	8,796	9,472
Class R-3	14,242	17,275
Class R-4	12,685	9,247
Class R-5	51,696	59,192
Class R-6†	8,213	-
Total	$1,346,554	$1,723,752

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2009, the investment advisory services fee was $131,908,000, which was equivalent to an annualized rate of 0.243% of average month-end net assets. In accordance with an amended agreement approved by shareholders, investment advisory services fees will be calculated based on daily net assets effective January 1, 2010.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B.  Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$101,925	$63,362	Not applicable	Not applicable	Not applicable
Class B	19,987	2,935	Not applicable	Not applicable	Not applicable
Class C	19,849	Included in administrative services	$2,982	$486	Not applicable
Class F-1	2,499		1,502	126	Not applicable
Class F-2	Not applicable		346	13	Not applicable
Class 529-A	2,089		1,140	174	$982
Class 529-B	1,765		205	61	177
Class 529-C	2,694		315	82	271
Class 529-E	211		49	8	42
Class 529-F-1	-		20	3	17
Class R-1	527		69	23	Not applicable
Class R-2	3,867		769	1,785	Not applicable
Class R-3	3,197		946	462	Not applicable
Class R-4	1,301		766	21	Not applicable
Class R-5	Not applicable		1,775	7	Not applicable
Class R-6*	Not applicable		139	-†	Not applicable
Total	$159,911	$66,297	$11,023	$3,251	$1,489
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Directors’ and advisory board’s deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors and advisory board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ and advisory board’s compensation of $2,280,000, shown on the accompanying financial statements, includes $1,265,000 in current fees (either paid in cash or deferred) and a net increase of $1,015,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Warrants

As of December 31, 2009, the fund had warrants outstanding which may be exercised at any time for the purchase of 819,437 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2009, the net asset value of Class A shares would have been reduced by less than $0.01 per share.

6. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Energy	$5,204,633	$984,494	*	$-	$6,189,127
Materials	1,433,534	170,443	*	-	1,603,977
Industrials	6,248,696	152,607	*	-	6,401,303
Consumer discretionary	4,695,448	540,105	*	-	5,235,553
Consumer staples	6,836,101	-		-	6,836,101
Health care	4,689,408	714,580	*	-	5,403,988
Financials	2,461,505	1,242,918	*	-	3,704,423
Information technology	12,342,911	946,226	*	-	13,289,137
Telecommunication services	3,280,525	166,252	*	-	3,446,777
Utilities	1,835,980	597,055	*	-	2,433,035
Miscellaneous	865,345	274,372	*	-	1,139,717
Preferred stocks	-	101,821		-	101,821
Convertible securities	193,367	68,729		-	262,096
Bonds & notes	-	1,641,060		-	1,641,060
Short-term securities	-	4,000,642		-	4,000,642
Total	$50,087,453	$11,601,304		$-	$61,688,757

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended December 31, 2009 (dollars in thousands):

	Beginning	Net		Net transfers	Ending
	value	purchases	Net unrealized	out of	value
	at 1/1/2009	and sales	appreciation (†)	Level 3	at 12/31/2009
Investment securities	$451	$59,270	$114,423	$(174,144)	$-

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $5,789,052,000 of investment securities were classified as Level 2 instead of Level 1.

(†) Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2009
Class A	$3,518,129	160,970	$1,039,709	49,310	$(8,226,013)	(380,131)	$(3,668,175)	(169,851)
Class B	61,574	3,016	34,638	1,696	(687,861)	(31,673)	(591,649)	(26,961)
Class C	225,665	10,369	33,440	1,623	(421,934)	(19,789)	(162,829)	(7,797)
Class F-1	373,135	16,530	23,244	1,103	(419,203)	(19,146)	(22,824)	(1,513)
Class F-2	436,097	19,106	4,659	206	(61,811)	(2,749)	378,945	16,563
Class 529-A	147,182	6,639	24,250	1,147	(119,449)	(5,425)	51,983	2,361
Class 529-B	7,435	361	3,001	145	(17,814)	(813)	(7,378)	(307)
Class 529-C	46,212	2,105	4,640	224	(41,148)	(1,861)	9,704	468
Class 529-E	7,228	329	933	44	(5,476)	(248)	2,685	125
Class 529-F-1	6,264	284	470	22	(3,669)	(164)	3,065	142
Class R-1	19,533	891	954	46	(11,671)	(526)	8,816	411
Class R-2	159,857	7,330	8,788	421	(133,396)	(6,118)	35,249	1,633
Class R-3	219,289	9,963	14,229	675	(179,973)	(8,112)	53,545	2,526
Class R-4	495,247	22,370	12,679	580	(317,249)	(13,410)	190,677	9,540
Class R-5	603,306	26,788	51,354	2,450	(777,329)	(36,239)	(122,669)	(7,001)
Class R-62	457,079	21,079	8,212	342	(21,662)	(853)	443,629	20,568
Total net increase
(decrease)	$6,783,232	308,130	$1,265,200	60,034	$(11,445,658)	(527,257)	$(3,397,226)	(159,093)

Year ended December 31, 2008
Class A	$4,959,770	190,181	$1,361,338	51,340	$(10,650,133)	(408,280)	$(4,329,025)	(166,759)
Class B	174,733	6,561	51,473	1,956	(792,349)	(29,644)	(566,143)	(21,127)
Class C	365,037	14,160	42,819	1,639	(654,285)	(25,145)	(246,429)	(9,346)
Class F-1	520,534	19,727	29,884	1,129	(565,214)	(22,575)	(14,796)	(1,719)
Class F-23	99,882	4,697	696	33	(15,463)	(763)	85,115	3,967
Class 529-A	176,758	6,469	27,443	1,044	(119,106)	(4,460)	85,095	3,053
Class 529-B	20,173	737	3,525	136	(19,589)	(738)	4,109	135
Class 529-C	53,477	1,956	5,168	199	(42,855)	(1,611)	15,790	544
Class 529-E	8,178	302	1,033	39	(5,341)	(201)	3,870	140
Class 529-F-1	5,392	193	469	18	(2,199)	(84)	3,662	127
Class R-1	26,927	971	990	38	(18,795)	(732)	9,122	277
Class R-2	186,202	6,843	9,469	364	(162,465)	(5,943)	33,206	1,264
Class R-3	268,308	9,711	17,262	649	(403,488)	(14,597)	(117,918)	(4,237)
Class R-4	181,143	6,600	9,244	353	(139,977)	(5,160)	50,410	1,793
Class R-5	737,339	27,269	58,764	2,249	(290,114)	(10,712)	505,989	18,806
Total net increase
(decrease)	$7,783,853	296,377	$1,619,577	61,186	$(13,881,373)	(530,645)	$(4,477,943)	(173,082)

1Includes exchanges between share classes of the fund.
2Class R-6 was offered beginning May 1, 2009.
3Class F-2 was offered beginning August 1, 2008.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,022,752,000 and $13,387,220,000, respectively, during the year ended December 31, 2009.

9. Subsequent events

As of February 8, 2010, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 12/31/2009	$20.96	$.52	$5.04	$5.56	$(.57)	$-	$(.57)	$25.95	27.18%	$49,136	.66%	.66%	2.32%
Year ended 12/31/2008	32.95	.63	(11.94)	(11.31)	(.68)	-	(.68)	20.96	(34.74)	43,244	.59	.57	2.25
Year ended 12/31/2007	33.51	.72	1.24	1.96	(.66)	(1.86)	(2.52)	32.95	5.94	73,480	.56	.54	2.05
Year ended 12/31/2006	31.36	.72	4.23	4.95	(.74)	(2.06)	(2.80)	33.51	15.94	74,181	.57	.54	2.16
Year ended 12/31/2005	30.75	.64	1.46	2.10	(.68)	(.81)	(1.49)	31.36	6.87	66,959	.57	.55	2.06
Class B:
Year ended 12/31/2009	20.87	.35	5.02	5.37	(.40)	-	(.40)	25.84	26.19	2,017	1.43	1.43	1.57
Year ended 12/31/2008	32.81	.41	(11.89)	(11.48)	(.46)	-	(.46)	20.87	(35.25)	2,191	1.36	1.34	1.48
Year ended 12/31/2007	33.37	.45	1.24	1.69	(.39)	(1.86)	(2.25)	32.81	5.15	4,138	1.33	1.31	1.28
Year ended 12/31/2006	31.24	.46	4.21	4.67	(.48)	(2.06)	(2.54)	33.37	15.04	4,222	1.34	1.32	1.38
Year ended 12/31/2005	30.64	.39	1.46	1.85	(.44)	(.81)	(1.25)	31.24	6.04	3,853	1.35	1.33	1.28
Class C:
Year ended 12/31/2009	20.82	.34	5.01	5.35	(.39)	-	(.39)	25.78	26.20	2,243	1.46	1.46	1.53
Year ended 12/31/2008	32.74	.40	(11.86)	(11.46)	(.46)	-	(.46)	20.82	(35.29)	1,974	1.41	1.38	1.44
Year ended 12/31/2007	33.31	.43	1.23	1.66	(.37)	(1.86)	(2.23)	32.74	5.08	3,409	1.38	1.36	1.23
Year ended 12/31/2006	31.18	.44	4.21	4.65	(.46)	(2.06)	(2.52)	33.31	15.00	3,350	1.41	1.38	1.32
Year ended 12/31/2005	30.59	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.18	5.96	2,929	1.42	1.40	1.21
Class F-1:
Year ended 12/31/2009	20.93	.51	5.05	5.56	(.57)	-	(.57)	25.92	27.21	1,209	.68	.68	2.31
Year ended 12/31/2008	32.91	.62	(11.93)	(11.31)	(.67)	-	(.67)	20.93	(34.77)	1,009	.62	.60	2.23
Year ended 12/31/2007	33.48	.70	1.24	1.94	(.65)	(1.86)	(2.51)	32.91	5.87	1,642	.60	.58	2.01
Year ended 12/31/2006	31.32	.71	4.24	4.95	(.73)	(2.06)	(2.79)	33.48	15.95	1,673	.60	.58	2.12
Year ended 12/31/2005	30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	1,336	.64	.62	1.99
Class F-2:
Year ended 12/31/2009	20.96	.56	5.06	5.62	(.63)	-	(.63)	25.95	27.50	533	.42	.42	2.37
Period from 8/1/2008 to 12/31/2008	28.53	.26	(7.47)	(7.21)	(.36)	-	(.36)	20.96	(25.39)	83	.17	.16	1.24
Class 529-A:
Year ended 12/31/2009	20.93	.50	5.04	5.54	(.55)	-	(.55)	25.92	27.12	1,173	.73	.73	2.24
Year ended 12/31/2008	32.91	.60	(11.92)	(11.32)	(.66)	-	(.66)	20.93	(34.79)	898	.67	.65	2.19
Year ended 12/31/2007	33.48	.68	1.24	1.92	(.63)	(1.86)	(2.49)	32.91	5.83	1,311	.65	.63	1.95
Year ended 12/31/2006	31.33	.69	4.24	4.93	(.72)	(2.06)	(2.78)	33.48	15.87	1,118	.64	.62	2.08
Year ended 12/31/2005	30.73	.61	1.45	2.06	(.65)	(.81)	(1.46)	31.33	6.74	835	.67	.65	1.96
Class 529-B:
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	-	(.38)	25.86	26.07	201	1.53	1.53	1.45
Year ended 12/31/2008	32.83	.38	(11.88)	(11.50)	(.44)	-	(.44)	20.89	(35.29)	169	1.47	1.45	1.38
Year ended 12/31/2007	33.40	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.83	4.99	261	1.46	1.43	1.15
Year ended 12/31/2006	31.27	.42	4.21	4.63	(.44)	(2.06)	(2.50)	33.40	14.90	238	1.47	1.45	1.25
Year ended 12/31/2005	30.67	.35	1.45	1.80	(.39)	(.81)	(1.20)	31.27	5.87	191	1.51	1.49	1.12
Class 529-C:
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	-	(.38)	25.86	26.09	321	1.52	1.52	1.45
Year ended 12/31/2008	32.84	.38	(11.89)	(11.51)	(.44)	-	(.44)	20.89	(35.31)	249	1.46	1.44	1.39
Year ended 12/31/2007	33.41	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.84	4.99	374	1.45	1.43	1.15
Year ended 12/31/2006	31.27	.42	4.23	4.65	(.45)	(2.06)	(2.51)	33.41	14.94	325	1.46	1.44	1.26
Year ended 12/31/2005	30.68	.35	1.45	1.80	(.40)	(.81)	(1.21)	31.27	5.85	247	1.50	1.48	1.13
Class 529-E:
Year ended 12/31/2009	20.89	.43	5.04	5.47	(.49)	-	(.49)	25.87	26.77	51	1.02	1.02	1.96
Year ended 12/31/2008	32.85	.52	(11.90)	(11.38)	(.58)	-	(.58)	20.89	(34.98)	38	.96	.94	1.90
Year ended 12/31/2007	33.42	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.85	5.52	56	.95	.92	1.66
Year ended 12/31/2006	31.28	.59	4.23	4.82	(.62)	(2.06)	(2.68)	33.42	15.52	48	.95	.92	1.78
Year ended 12/31/2005	30.68	.51	1.45	1.96	(.55)	(.81)	(1.36)	31.28	6.42	36	.99	.96	1.65

Class 529-F-1:
Year ended 12/31/2009	$20.92	$.55	$5.03	$5.58	$(.60)	$-	$(.60)	$25.90	27.37%	$22	.52%	.52%	2.44%
Year ended 12/31/2008	32.90	.66	(11.92)	(11.26)	(.72)	-	(.72)	20.92	(34.66)	15	.46	.44	2.40
Year ended 12/31/2007	33.47	.75	1.24	1.99	(.70)	(1.86)	(2.56)	32.90	6.05	19	.45	.42	2.15
Year ended 12/31/2006	31.32	.76	4.23	4.99	(.78)	(2.06)	(2.84)	33.47	16.10	13	.45	.42	2.27
Year ended 12/31/2005	30.71	.64	1.46	2.10	(.68)	(.81)	(1.49)	31.32	6.87	8	.56	.54	2.07
Class R-1:
Year ended 12/31/2009	20.87	.34	5.02	5.36	(.40)	-	(.40)	25.83	26.18	66	1.44	1.44	1.52
Year ended 12/31/2008	32.81	.40	(11.88)	(11.48)	(.46)	-	(.46)	20.87	(35.25)	45	1.39	1.36	1.48
Year ended 12/31/2007	33.39	.42	1.23	1.65	(.37)	(1.86)	(2.23)	32.81	5.06	61	1.40	1.38	1.20
Year ended 12/31/2006	31.25	.44	4.22	4.66	(.46)	(2.06)	(2.52)	33.39	14.96	49	1.42	1.39	1.31
Year ended 12/31/2005	30.67	.38	1.44	1.82	(.43)	(.81)	(1.24)	31.25	5.93	29	1.42	1.40	1.22
Class R-2:
Year ended 12/31/2009	20.88	.32	5.03	5.35	(.38)	-	(.38)	25.85	26.08	621	1.52	1.52	1.45
Year ended 12/31/2008	32.83	.38	(11.89)	(11.51)	(.44)	-	(.44)	20.88	(35.33)	468	1.48	1.46	1.37
Year ended 12/31/2007	33.40	.42	1.23	1.65	(.36)	(1.86)	(2.22)	32.83	5.04	694	1.44	1.39	1.19
Year ended 12/31/2006	31.26	.43	4.23	4.66	(.46)	(2.06)	(2.52)	33.40	14.99	625	1.50	1.39	1.31
Year ended 12/31/2005	30.67	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.26	5.95	479	1.57	1.40	1.21
Class R-3:
Year ended 12/31/2009	20.92	.44	5.04	5.48	(.50)	-	(.50)	25.90	26.76	768	1.00	1.00	1.97
Year ended 12/31/2008	32.88	.53	(11.90)	(11.37)	(.59)	-	(.59)	20.92	(34.94)	568	.92	.90	1.91
Year ended 12/31/2007	33.45	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.88	5.52	1,032	.94	.92	1.66
Year ended 12/31/2006	31.30	.59	4.24	4.83	(.62)	(2.06)	(2.68)	33.45	15.54	909	.94	.92	1.78
Year ended 12/31/2005	30.71	.52	1.45	1.97	(.57)	(.81)	(1.38)	31.30	6.43	666	.95	.93	1.68
Class R-4:
Year ended 12/31/2009	20.93	.50	5.05	5.55	(.57)	-	(.57)	25.91	27.16	624	.68	.68	2.21
Year ended 12/31/2008	32.90	.61	(11.91)	(11.30)	(.67)	-	(.67)	20.93	(34.78)	304	.65	.62	2.21
Year ended 12/31/2007	33.48	.68	1.23	1.91	(.63)	(1.86)	(2.49)	32.90	5.85	419	.65	.63	1.95
Year ended 12/31/2006	31.32	.69	4.24	4.93	(.71)	(2.06)	(2.77)	33.48	15.90	323	.65	.62	2.07
Year ended 12/31/2005	30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	236	.65	.63	1.99
Class R-5:
Year ended 12/31/2009	20.95	.58	5.04	5.62	(.63)	-	(.63)	25.94	27.57	2,123	.38	.38	2.62
Year ended 12/31/2008	32.95	.69	(11.94)	(11.25)	(.75)	-	(.75)	20.95	(34.60)	1,861	.35	.33	2.52
Year ended 12/31/2007	33.51	.79	1.25	2.04	(.74)	(1.86)	(2.60)	32.95	6.18	2,307	.35	.33	2.25
Year ended 12/31/2006	31.35	.79	4.24	5.03	(.81)	(2.06)	(2.87)	33.51	16.22	1,980	.35	.33	2.37
Year ended 12/31/2005	30.75	.70	1.46	2.16	(.75)	(.81)	(1.56)	31.35	7.06	1,562	.36	.34	2.28
Class R-6:
Period from 5/1/2009 to 12/31/2009	20.70	.40	5.30	5.70	(.45)	-	(.45)	25.95	27.76	534	.33 (5)	.33 (5)	2.52 (5)

	Year ended December 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	28%	31%	22%	20%	19%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Investment Company of America:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2010